                                  SCHEDULE 14A

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Section 240.14a-12


                           First State Bancorporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

--------------------------------------------------------------------------------

     (4) Date Filed:

--------------------------------------------------------------------------------

                           FIRST STATE BANCORPORATION
                                7900 JEFFERSON NE
                          ALBUQUERQUE, NEW MEXICO 87109

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          -----------------------------

                                 April 25, 2003

TO THE SHAREHOLDERS OF FIRST STATE BANCORPORATION:

         The annual meeting of shareholders of First State Bancorporation, a New Mexico corporation ("Company"), will be held on Friday, June 6, 2003, at 9:00 a.m. Mountain Daylight Time at the Courtyard by Marriott, Journal Center, 5151 Journal Center Boulevard NE, Albuquerque, New Mexico, for the following purposes:

               1. To elect four directors to hold office for a term ending at the 2006 annual meeting or until their successors are duly elected and qualified.

               2. To ratify the appointment of KPMG LLP as independent auditors for the year ending December 31, 2003.

               3. To adopt the First State Bancorporation 2003 Equity Incentive Plan.

               4. To transact any other business which may properly come before the meeting or any adjournment.

         All shareholders of record on the Company's transfer books as of the close of business on April 25, 2003, are entitled to vote at the annual meeting. A complete list of shareholders entitled to vote at the annual meeting will be available for examination by any Company shareholder at 7900 Jefferson NE, Albuquerque, New Mexico, for purposes germane to the annual meeting, during normal business hours for a period of ten days prior to the annual meeting. Please read the attached proxy statement carefully. PLEASE SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD AUTHORIZING REPRESENTATIVES OF THE COMPANY'S MANAGEMENT TO VOTE ON YOUR BEHALF AT THE MEETING.

                                   By the order of the Board of Directors
                                   FIRST STATE BANCORPORATION

                                   /s/ MICHAEL R. STANFORD

                                   Michael R. Stanford
                                   President and Chief Executive Officer

                                 PROXY STATEMENT
                           FIRST STATE BANCORPORATION
                                7900 JEFFERSON NE
                          ALBUQUERQUE, NEW MEXICO 87109

                                 April 25, 2003

                                  INTRODUCTION

         THIS PROXY STATEMENT IS BEING FURNISHED IN CONNECTION WITH THE SOLICITATION BY THE BOARD OF DIRECTORS OF FIRST STATE BANCORPORATION (THE "COMPANY") OF PROXIES TO BE VOTED AT THE ANNUAL MEETING OF SHAREHOLDERS (THE "MEETING") TO BE HELD ON JUNE 6, 2003, AT 9:00 A.M. MOUNTAIN DAYLIGHT TIME IN THE COURTYARD BY MARRIOTT, JOURNAL CENTER, 5151 JOURNAL CENTER BOULEVARD NE, ALBUQUERQUE, NEW MEXICO, AND AT ANY ADJOURNMENT THEREOF. This proxy statement and the enclosed form of proxy are first being sent to shareholders beginning on or about April 29, 2003.

         The Board of Directors has fixed the close of business on April 25, 2003, as the record date for determining shareholders who are entitled to notice of, and to vote at, the Meeting. At the close of business on April 11, 2003, the most recent date prior to the printing of this proxy statement for which information is available, there were 7,407,730 shares of the Company's Common Stock (the "Common Stock") outstanding and entitled to vote at the Meeting. Holders of shares of Common Stock may cast one vote for each share on each matter of business properly brought before the Meeting. Only shareholders of record at the close of business on the record date are entitled to notice of and to vote at the Meeting. Shareholders are not allowed to cumulate votes in the election of directors.

         To be effective, properly signed and dated proxies must be returned prior to the Meeting. The shares represented by your proxy will be voted in accordance with your instructions. However, if no instructions are given, your shares will be voted in favor of (i) the nominees for directors proposed by the Board of Directors, (ii) ratification of the appointment of KPMG LLP as independent auditors for the year ending December 31, 2003, (iii) the 2003 equity incentive plan proposed by the Board of Directors, and (iv) in the discretion of the named proxies on any other matters that may properly come before the meeting. The Board of Directors of the Company is not aware of any other business to be presented at the Meeting. If any other matters come before the Meeting, it is the intention of the proxy holders to vote on such matters in accordance with their best judgment.

         The Company can conduct business at the Meeting only if holders of a majority of the shares of Common Stock entitled to vote are present at the Meeting, either in person or by proxy. Assuming a quorum has been reached, the affirmative vote of the majority of the shares represented in person or by proxy and entitled to vote is necessary to elect directors, ratify the appointment of auditors, and approve the 2003 equity incentive plan.

         Votes withheld from director nominees and abstentions will be counted in determining whether a quorum has been reached. Broker non-votes will also be counted for quorum purposes. Broker non-votes will have the same effect as a vote to withhold authority in the election of directors. Abstentions and broker non-votes will have the same effect as a vote against the ratification of auditors and against the 2003 equity incentive plan.

                              SHAREHOLDER PROPOSALS

         Proposals of shareholders intended to be presented pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 (the "Exchange Act") at the Annual Meeting of the Company in the year 2004 must be received at the principal executive offices of the Company, 7900 Jefferson, NE, Albuquerque, New Mexico 87109 on or before December 15, 2003, in order to be considered for inclusion in the year 2004 proxy statement and proxy.

         The Company's Restated Articles of Incorporation require that proposals of shareholders made outside of Rule 14a-8 under the Exchange Act (including nominations of persons for election to the Company's Board of Directors) must be submitted, in accordance with the requirements of the Restated Articles of Incorporation, not less than 35 days nor more than 50 days before the date of the 2004 Annual Meeting, except that if less than 45 days notice or prior public disclosure of the date of the 2004 Annual Meeting is given or made to shareholders, proposals must be received not later than the close of business on the tenth day following the day on which notice of the 2004 Annual Meeting is mailed or public disclosure of the date of such meeting is made. To be in proper written form, a shareholder's notice must set forth specified information about each nominee and the shareholder making the nomination. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.

                              REVOCABILITY OF PROXY

         Any shareholder giving a proxy may revoke it at any time prior to the Meeting either by submitting a later-dated proxy or by providing notice of revocation to the Secretary of the Company at the address above. Shareholders with proper documentation may vote all their eligible shares if they are personally present at the Meeting. When a shareholder votes at the Meeting, his or her vote will revoke any proxy previously granted by the shareholder.

                       EXPENSE AND MANNER OF SOLICITATION

         In addition to solicitation by mail, proxies may be solicited by appropriate means, including in person or by telephone or telegram, by directors, officers, and employees of the Company and its wholly owned subsidiary First State Bank N.M. ("First State Bank") who will not receive compensation for their soliciting activities. Arrangements also will be made with brokerage houses and other custodians, nominees, and fiduciaries that are record holders of the Common Stock to forward proxy-soliciting material to the beneficial owners of such stock, and the Company will reimburse such record holders for their reasonable expenses.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

         All of the shares of Common Stock represented by valid proxies received from shareholders will be voted for the nominees for directors named below, unless authority to do so is withheld. Each nominee for director has consented to his nomination and to serve if elected. If any nominee is unable to serve, the proxies will be voted to elect any other person as director whom the Board of Directors recommends in the place of that nominee.

NOMINEES FOR ELECTION AT 2003 ANNUAL MEETING

         Certain biographical information, including principal occupation and business experience during the last five years, of each nominee for director is set forth below. The current authorized number of Directors of the Company is eleven. The Directors nominated herein will serve until the 2006 annual meeting and until their successors are duly elected and qualified. Unless otherwise stated, the principal occupation of each nominee has been the same for the past five years.

Name                                        Age      Position with Company
------------------------------------------------------------------------------------------------------
Michael R. Stanford                          50      President, Chief Executive Officer, and Director
Marshall G. Martin                           64      Director
Lowell A. Hare                               52      Director
A. J. (Jim) Wells                            62      Director
------------------------------------------------------------------------------------------------------

         Michael R. Stanford, a Director of the Company since its organization in 1988, is President and Chief Executive Officer of the Company and Chairman and Chief Executive Officer of First State Bank since 1992. Mr. Stanford's entire career has been in the banking industry. Prior to joining First State Bank in 1987, Mr. Stanford spent five years with New Mexico Banquest Corporation as Senior Vice President in charge of loan administration. In addition to his other duties, Mr. Stanford is a member of the Executive Committee. Mr. Stanford is involved in a variety of leadership positions in civic organizations and associations. See "Certain Business Relationships - Operations Building."

         Marshall G. Martin, a Director of the Company since June 1997, is a senior partner with the law firm of Hinkle, Hensley, Shanor, & Martin, LLP, having been a partner in the firm since 1989, except for a short period in 1997. Mr. Martin is a member of the Executive Committee. Hinkle, Hensley, Shanor & Martin, LLP, is the Company's corporate counsel. Mr. Martin is involved in a variety of civic organizations and activities. See "Certain Business Relationships - Legal Services."

         Lowell A. Hare, a Director of the Company since December 2002, is managing partner of H & L Investment Company, a real estate development company, of Denver, Colorado, and is Vice President and Chief Financial Officer and a Director of Journal Enterprises, Inc. of Albuquerque, a publishing company. Mr. Hare is a Certified Public Accountant and a member of the Audit Committee. Mr. Hare previously was Executive Vice President and Chief Financial Officer and a Director of Energy Management Company and a Senior Tax Manager with Arthur Andersen, LLP in their Denver and Salt Lake City offices. Mr. Hare is active on a number of community boards and commissions.

         A. J. (Jim) Wells, a Director of the Company since August 2002, is currently President and Chairman of two boards governing Telluride Mountain Village roads, utilities, common areas, conference center and gondola operations and is a consultant to the Telluride Ski & Golf Resort. Mr. Wells is a certified public accountant and a member of the Audit Committee. Mr. Wells previously served as a Town Councilman in Avon, Colorado, and President of Telluride Ski & Golf Company.

          THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT
                     THE SHAREHOLDERS VOTE FOR THE NOMINEES
                           FOR THE BOARD OFDIRECTORS.

CURRENT DIRECTORS SERVING UNTIL 2004 ANNUAL MEETING

Name                                        Age      Position with Company
------------------------------------------------------------------------------------------------------
H. Patrick Dee                               48      Executive Vice President, Chief Operating Officer,
                                                     Secretary/Treasurer, and Director
Leonard J. DeLayo, Jr.                       54      Chairman of the Board
Bradford M. Johnson                          52      Director
------------------------------------------------------------------------------------------------------

         H. Patrick Dee has been a Director of the Company since 1991 and presently serves as Executive Vice President, Chief Operating Officer, and Secretary/Treasurer of the Company, and President and Chief Operating Officer of First State Bank, a position he has held since May 2001. From December 1991 to May 2001, Mr. Dee was Executive Vice President of First State Bank. Prior to joining the Company, Mr. Dee spent four years with New Mexico Banquest Corporation and, after its acquisition by Livingston & Co. Southwest, LP in 1988, with National Bank of Albuquerque. In 1989, Mr. Dee became Senior Vice President and Chief Financial Officer of Livingston & Co. Southwest, LP. Mr. Dee is a certified public accountant. See "Certain Business Relationships - Operations Building."

         Leonard J. DeLayo, Jr., a Director of the Company since November 1993 was elected Chairman of the Board in July of 2000. In addition to his other duties, Mr. DeLayo is a member of the Executive Committee. Mr. DeLayo served as a director of First State Bank from 1988 to January 1992. Mr. DeLayo has been engaged in a general corporate and commercial law practice in New Mexico since 1974 and is the President and sole shareholder of Leonard J. DeLayo, Jr., P.C., which currently provides legal services to the Company and First State Bank as outside counsel. Mr. DeLayo is a member and past President of the Albuquerque Public Schools Board of Education. See "Certain Business Relationships - Legal Services."

         Bradford M. Johnson, a Director of the Company since November 1993, is President of Heron Hill Corporation, a private company engaged in investments and financial consulting. Mr. Johnson is a member of the New York Society of Security Analysts and is a member of the Executive Committee and the Audit Committee. From 1991 to November 1993, Mr. Johnson was a partner and Director of Research of Sterne, Agee & Leach, Inc., an investment banking firm in Atlanta, Georgia.

CURRENT DIRECTORS SERVING UNTIL 2005 ANNUAL MEETING

Name                                                      Age                   Position with Company
------------------------------------------------------------------------------------------------------
Douglas M. Smith, M.D.                                    69                    Director
Herman N. Wisenteiner                                     72                    Director
Kevin L. Reid                                             42                    Director
------------------------------------------------------------------------------------------------------

         Douglas M. Smith, M.D., a Director of the Company since November 1993, is a Board Certified radiologist and the owner/general partner of The Historic Taos Inn, Taos, New Mexico. Dr. Smith is a member of the Audit Committee. Dr. Smith is the co-founder and former President of Palm Beach Imaging, Inc., West Palm Beach, Florida, and a former member of the Board of Directors of the PIE Medical Insurance Co., a physician-owned medical malpractice insurance company headquartered in Cleveland, Ohio.

         Herman N. Wisenteiner, a Director of the Company since November 1993, is President and Chief Executive Officer of Horn Distributing Company, a real estate holding company that he founded in 1971 in Santa Fe, New Mexico. Mr. Wisenteiner is a member of the Compensation Committee. In addition to his many civic activities in northern New Mexico, from 1984 to 1993 Mr. Wisenteiner was also Chairman and Chief Executive Officer of CLX Exploration Inc., a publicly traded oil and natural gas exploration and production company headquartered in Denver, Colorado and served as a Director of First Interstate Bank, Santa Fe, New Mexico from 1980 to 1993. See "Certain Business Relationships - Santa Fe Branch Location."

         Kevin L. Reid, a Director of the Company since January 1998, is President and owner of Reid & Associates, a design/build construction company, a position he has held since 1997, when he assumed the presidency of Reid & Elliott and changed the name of the Company to Reid & Associates. Mr. Reid co-founded Reid & Elliott in 1991. Mr. Reid is also a partner in Titan Development and Santa Teresa Development, one of the largest industrial developers in New Mexico. Mr. Reid is a member of the Compensation Committee. See "Certain Business Relationships - Operations Building."

         There are no family relationships among any of the directors, officers, or key employees of the Company.

                                   PROPOSAL 2

                      RATIFICATION OF INDEPENDENT AUDITORS

         KPMG LLP has been the Company's independent auditors since 1988 and has been approved by the Board of Directors to continue in that capacity in 2003.

The following table presents fees billed during 2002 and 2001 for professional audit services rendered by KPMG LLP for the audit of the Company's annual financial statements and for other services rendered by KPMG LLP.

                                                                           2002                2001
                                                                      --------------      --------------
             Audit fees                                                    $305,000            $122,200
             Audit related fees (1)                                           9,000               9,000
                                                                      --------------      --------------
                   Audit and audit related fees                            $314,000            $131,200

             Tax fees (2)                                                    31,000              14,000
             All other fees (3)                                              73,000             103,000
                                                                      --------------      --------------
                   Total fees                                              $418,000            $248,200
                                                                      ==============      ==============

          (1) Audit related fees consisted principally of the audit of financial statements of the Company's employee benefit plan.
          (2) Tax fees consisted of fees for tax consultations and tax compliance services.
          (3) All other fees consist primarily of assistance with system penetration security.


         A proposal to ratify the appointment of KPMG LLP will be presented to the shareholders at the annual meeting. Representatives of KPMG LLP will be present at the annual meeting and will have an opportunity to make a statement if they desire to do so and to respond to appropriate questions.

                        THE COMPANY'S BOARD OF DIRECTORS
                  UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS
                 VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF
                                    KPMG LLP

                                   PROPOSAL 3

                       PROPOSAL TO APPROVE THE FIRST STATE
                    BANCORPORATION 2003 EQUITY INCENTIVE PLAN

         The Board of Directors is proposing the shareholders of the Company adopt the First State Bancorporation 2003 Equity Incentive Plan ("2003 Plan"). If the 2003 Plan is approved by shareholders, the First State Bancorporation 1993 Stock Option Plan ("1993 Plan") will be terminated. The 1993 Plan will end by its terms in October 2003, and has 730,000 shares reserved for grant of options to employees. Of those 730,000 shares, 191,332 remain currently available for grant. The Company intends that the 2003 Plan will replace the 1993 Plan, if approved by the shareholders. At termination, the shares reserved for grant under the 1993 Plan will be included in the total number of shares available for grant under the 2003 Plan.

SUMMARY OF THE 2003 PLAN

         The following explanation summarizes the principal terms of the 2003 Plan. The summary is not intended as a complete description of terms and conditions of the 2003 Plan, and this summary is qualified by the full text of the plan which is set forth in Appendix A of this proxy statement. In the summary, the term "Company" includes any subsidiary.

PURPOSES OF THE 2003 PLAN

         The purposes of the Plan are to give those who are selected for participation in the 2003 Plan added incentives to continue in the long-term service of the Company and to create in them a more direct interest in the future success of the operations of the Company by relating incentive compensation to an increase in stockholder value, so that the income of those participating in the 2003 Plan is more closely aligned with the income of the Company's shareholders. The 2003 Plan is also designed to provide a financial incentive that will help the Company attract, retain, and motivate the most qualified employees, non-employee directors and consultants. The Company recognizes the changes to the regulatory environment of corporate compensation and shareholder concerns brought about by events of the past few years and is responding by moving to a more performance driven compensation system. The 2003 Plan adds more flexibility to the Company's ability to compensate participants in equity awards and also ties a significant part of the 2003 Plan participants' overall compensation package to equity performance of the Company. To be effective, the Plan must be approved by the shareholders of the Company at the 2003 Annual Meeting of Shareholders.

ELIGIBILITY

         The Company's employees, non-employee directors and consultants are eligible to participate in the 2003 Plan, except that non-employee directors may not participate in Incentive Stock Options ("ISOs") under the 2003 Plan.

ADMINISTRATION

         The 2003 Plan is administered by the Plan Administrator. The Company's compensation committee of the Board of Directors administers the 1993 Plan and may be selected to administer the 2003 Plan. Subject to the restrictions of the 2003 Plan, the Plan Administrator has broad discretion under the 2003 Plan, including for example:

     - To grant and determine the terms and conditions of awards under the 2003 Plan;
     -    To establish rules and regulations for the administration of the 2003
          Plan;
     - To interpret the 2003 Plan and decide disputed issues under the 2003 Plan and the participant's rights under the 2003 Plan and any agreement under the 2003 Plan, with the Plan Administrator's decisions being final and binding on the participant and the Company;
     - To perform such administrative duties as may be necessary to its administration of the 2003 Plan, including the formulation of appropriate agreements, procedures and record keeping.

SHARES AUTHORIZED

         The Board of Directors has authorized the issuance and delivery of 750,000 shares of common stock under the 2003 Plan. No more than 100,000 shares may be granted as restricted stock under the 2003 Plan.

TYPES OF AWARDS

         The 2003 Plan authorizes the Plan Administrator to grant stock options (which may be ISOs or non-qualified stock options ("NSOs")), restricted stock, stock appreciation rights ("SARs") and other awards that are valued by reference to Company Common Stock, including phantom stock, restricted stock units, and performance units. ISOs are options that meet the requirements of Section 422 of the Internal Revenue Code ("the Code"), and NSOs are options that do not meet the requirements of Sections 422.

          Stock Options: The Plan Administrator may grant stock options to eligible participants, subject to the terms of the 2003 Plan and the Code. The Plan Administrator may not grant ISOs exercisable in any one year to the extent that the fair market value of the underlying stock as of the date of grant exceeds $100,000. To the extent that the grant value exceeds $100,000 the excess grant is deemed to be an NSO. The Plan Administrator will determine the option price of each share of stock under the option agreement; however, the option price for ISOs cannot be less than 100% of fair market value of the underlying shares on the date of the grant (110% for certain individuals), and the option price for NSOs cannot be less than 85% of the fair market value of the underlying shares on the date of grant. Each option's duration shall be the shorter of the term set in the option agreement or ten (10) years. Unless otherwise stated in the option agreement, options shall vest at the rate of 20% per year over a five (5) year period from the date of grant. There are additional limitations on the grant of incentive stock options to persons holding more than 10% of the Company's stock.

         Under the 2003 Plan, participants may not transfer options except to the participant's immediate family (children, grandchildren, or spouse) or trusts or other entities established for the benefit of the participant's immediate family; or the trust underlying a nonqualified deferred compensation plan established and maintained by the Company, to the extent specifically permitted in the trust agreement. A transfer of an ISO results in the conversion of the option to a NSO.

         Upon the participant's termination of employment for cause, all rights to the options cease and upon termination for reasons other than cause, the participant's right to exercise the options ceases after three (3) months. Upon termination by death or disability, the period for exercise is one (1) year.

         Under the Code, there is no taxable income to an employee participant when an ISO is granted or when it is exercised. The excess, however, of the fair market value of the underlying shares on the date of exercise over the option exercise price will be an item of tax preference and, accordingly, must be taken into account in determining whether an employee participant is subject to the alternative minimum tax for the year of exercise. If the participant does not dispose of the shares within the later of two years from the date of option grant or one year from the date of exercise, any gain realized upon the disposition will be taxable as capital gain. However, if the employee does not satisfy the applicable holding periods, the excess of the fair market value of the shares on the date of exercise over the option exercise price (but not exceeding the amount by which the sale price of the shares exceeds the option exercise price) will be taxable as ordinary income for the year in which the shares are sold. Upon the exercise of an NSO, the excess of the fair market value of the underlying shares on the date of exercise over the option exercise price for the shares will be taxable to the optionee as ordinary income. The Company will be entitled to a corresponding tax deduction for any amounts taxable to an optionee as ordinary income.

         The 2003 Plan prohibits "repricing" of options, i.e. the reduction of the exercise price of previously granted stock options.

         Stock Appreciation Rights: The Plan Administrator may grant SARs to eligible persons giving the right to the participant to receive a cash award at some specific time in the future in an amount equal to the appreciation in value of the Company's shares. In the 2003 Plan the SARs may be granted in connection with related options, whether ISOs or NSOs (e.g., a "tandem SAR") or as a stand-alone grant. For tandem SARs, each SAR is exercisable to the extent the related option is exercisable (e.g., according to the option's vesting schedule) and may be subject to additional restrictions (e.g., the SAR is only exercisable in place of the related option in the event of a change in control). Upon exercise of a SAR, the participant will receive in cash an amount equal to the fair market value of the shares on the date of exercise of the SAR over the exercise price of the related option. Under the Code there is no taxable income to the participant until the participant exercises the SAR, at which time the participant recognizes gain as ordinary income and the Company has a corresponding deduction.

         Restricted Stock: The Plan Administrator may grant restricted stock to eligible persons, subject to the terms of the 2003 Plan. The right to receive restricted stock shall be set forth in the agreement and shall require the participant to pay the price of the restricted stock set by the Plan Administrator, which may be less than fair market value of the stock, and any liability of the Company for federal, state or local income taxes. Unless otherwise stated in the award agreement, restrictions on the stock shall lapse at the rate of 20% per year over a five (5) year period from the date of grant.

          Under the 2003 Plan, restricted stock is not transferable except by will or the laws of descent and distribution. However, participants may transfer restricted stock to the participant's immediate family (children, grandchildren, or spouse) or trusts or other entities established for the benefit of the participant's immediate family; or to the trust underlying a nonqualified deferred compensation plan established and maintained by the Company, to the extent permitted in the trust agreement.

         In the event that a participant terminates continuous service with the Company for any reason, including disability, any unvested restricted stock held by the participant as of the date of termination of continuous service shall be forfeited to the Company.

         Other Awards: The Plan Administrator may determine that certain eligible persons should receive a grant of other awards that are valued in whole or in part by reference to, or are otherwise based upon, stock, including without limitation dividend equivalents, stand-alone stock appreciation rights, phantom stock (including restricted stock units) and performance units. Such awards may be issued alone or in conjunction with other awards under the 2003 Plan. The Plan Administrator also may permit (consistent with Code Section 451) a participant to convert the form of award currently held by the participant prior to the time such participant would become vested in such award to another form of award (e.g., from a restricted stock award to an award of restricted stock units). However, the conversion of an award is within the Plan Administrator's sole discretion and no participant may demand a conversion.

OTHER PROVISIONS

         Change in Control: Unless otherwise provided in the award agreement, vesting of awards shall be accelerated upon a change in control. Change in control will occur in the event of any one of the following:

          a. A person (as that term is used in Section 13d of the Securities Exchange At of 1934, as amended (the "Exchange Act")) becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange
               Act) of shares of the Company having twenty-five percent (25%) or more of the total number of votes that may be cast for the election of directors of the Company without the prior approval of at least two-thirds of the members of the Board unaffiliated with that person; or

          b. Persons who constitute the directors of the Company at the beginning of a 24-month period cease to constitute at least two-thirds of all directors at any time during the period, unless the election of any new or replacement directors was approved by a vote of at least a majority of the members of the Board of Directors in office immediately before the period and of the new and replacement directors so approved;

          c. The adoption of any plan or proposal to liquidate or dissolve the Company; or

          d. Any merger or consolidation of the Company unless thereafter (1) directors of the Company immediately prior thereto continue to constitute at least two-thirds of the directors of the surviving entity or transferee, or (2) the Company's securities continue to represent or are converted into securities that represent more than eighty percent (80%) of the combined voting power of the surviving entity or transferee.

         Individual Limit: No participant is eligible to be granted awards covering more than 10% of the shares of the Company's Common Stock then available under the 2003 Plan during any calendar year.

         Adjustment for Change in Shares: If changes in outstanding shares of stock occur by reason of a stock dividend, subdivision, reclassification, recapitalization, merger, consolidation, stock split or exchange of stock, the Plan Administrator will make appropriate adjustment to the shares available under the Plan, shares of stock subject to award and the price of the option, restricted stock or other award so as to prevent dilution or enlargement of a participant's rights.

         Termination or Suspension of Plan: The Board of Directors may suspend or terminate the 2003 Plan at any time. The termination will not affect awards made prior to termination.

         Effective Date: The 2003 Plan shall become effective upon its approval by the shareholders. Upon such approval, the 1993 Plan will terminate.

NEW PLAN BENEFITS--2003

         As described above, the selection of participants who will receive awards under the 2003 Plan if it is approved by the shareholders and the size and type of awards will be determined by the Plan Administrator in its discretion. No awards have been made under the 2003 Plan, nor are any such awards now determinable; therefore, it is not possible to predict the benefits or amounts that will be received by, or allocated to, particular individuals or groups of employees in 2003. The number of shares of our common stock covered by stock options that have been granted to our named executive officers is set forth under "Executive Compensation."

VOTE REQUIRED

         The affirmative vote of a majority of the shares represented in person or by proxy and entitled to vote on this item is required for approval of the 2003 Plan. The Board of Directors has approved the 2003 Plan and believes it to be in the best interests of the Company and shareholders. All non-employee directors and employee directors are eligible to participate in the plan and thus have a personal interest in its approval.

                        THE COMPANY'S BOARD OF DIRECTORS
                  UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS
                VOTE FOR THE PROPOSAL TO APPROVE THE FIRST STATE
                    BANCORPORATION 2003 EQUITY INCENTIVE PLAN

          INFORMATION WITH RESPECT TO STANDING COMMITTEES OF THE BOARD
                           OF DIRECTORS AND MEETINGS

         The Board of Directors held five meetings during the year ended December 31, 2002. Each incumbent director attended 75% or more of the meetings of the Board of Directors and committees on which he served.

         The Board of Directors has the following standing committees: an Executive Committee, an Audit Committee, and a Compensation Committee. On April 18, 2003 the Board of Directors amended the Company's by-laws to add a Nominating Committee to its standing committees. The Board of Directors has not appointed any members of the nominating committee or formulated any procedures by which securities holders may submit nominations except as set forth in the Company's Restated Articles of Incorporation, which require that nominations must be submitted not less than 35 days nor more than 50 days before the date of the meeting at which elections of directors are to be held.

         The Executive Committee members are Marshall G. Martin, Michael R. Stanford, Bradford M. Johnson, and Leonard J. DeLayo, Jr. The Executive Committee met twice during 2002. The executive committee meets periodically to explore and consider issues in advance of the meetings of the entire Board of Directors and makes recommendations to the Board of Directors concerning such issues.

         The Audit Committee members are Bradford M. Johnson, Lowell A. Hare, Douglas M. Smith, and A. J. Wells (Chair). The Audit Committee held four quarterly meetings during the year ended December 31, 2002. All members of the audit committee are independent as defined in Rule 4200(a)(15) of the National Association of Securities Dealers listing standards. The Audit Committee assists the Board in fulfilling its oversight responsibilities. On April 18, 2003 the Board of Directors adopted a new written charter for the Audit Committee, a copy of which is included as Appendix B to this proxy statement, which sets forth in detail the functions of the committee.

         The Board of Directors have determined pursuant to Item 401(h)(1)(i) of regulation S-K that three Audit Committee financial experts serve on its Audit Committee. They are: Bradford M. Johnson, Lowell A. Hare, and A. J. Wells

         The Audit Committee Report pursuant to Item 306 of Regulation S-K promulgated by the SEC under the Securities Act of 1933 and the Exchange Act appears in this proxy statement.

         The Compensation Committee members are Kevin L. Reid and Herman N. Wisenteiner. The committee held four meetings during the year ended December 31, 2002. The purpose of the Compensation Committee is to determine the compensation and benefits for executive officers of the Company. Each member of the Compensation Committee is a non-employee director.

                            COMPENSATION OF DIRECTORS

       For the year ended December 31, 2002, the Chairman of the Board of Directors was paid an annual fee of $9,000 and a per-meeting fee of $1,500 for board meetings and $750 for committee meetings. Each director who is not an employee of the Company (the "Outside Directors") was paid an annual fee of $6,000 and a per meeting fee of $1,250 for board meetings, and $750 for committee meetings, and were reimbursed for expenses incurred in attending meetings of the Board of Directors and the committee meetings of the Board of Directors.

       For the year ending December 31, 2003, the Chairman of the Board of Directors will be paid an annual fee of $12,000, Committee Chairs of the Audit Committee and the Compensation Committee will be paid an annual fee of $10,000, and each director who is not an employee of the Company (the "Outside Directors") will be paid an annual fee of $8,000. Per meeting fees will remain unchanged.

                         CERTAIN BUSINESS RELATIONSHIPS

CREDIT TRANSACTIONS

         The executive officers, directors, and principal stockholders of the Company and First State Bank, and members of their immediate families and businesses in which these individuals hold controlling interests, are customers of First State Bank and it is anticipated that such parties will continue to be customers of First State Bank in the future. Credit transactions with these parties are subject to review by First State Bank's Board of Directors. All outstanding loans and extensions of credit by First State Bank to these parties were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and in the opinion of management did not involve more than the normal risk of collectability or present other unfavorable features. At December 31, 2002, the aggregate balance of First State Bank's loans and advances under existing lines of credit to these parties was $9,919,105, or 0.98% of First State Bank's total loans. All payments of principal and interest on these loans are current. These loans represented 8.44% of the Company's equity as of December 31, 2002.

LEGAL SERVICES

         Mr. DeLayo was a director of First State Bank from 1988 through January 1992, was a director of the Santa Fe Bank from March 1993 to June 1994, was appointed as a director of the Company in November 1993, and elected chairman of the board in July 2000. Mr. DeLayo acts as general counsel to the Company. Mr. DeLayo and his firm, Leonard J. DeLayo, Jr., P.C., are involved in representing the Company in numerous collection matters. The Company paid Mr. DeLayo's firm approximately $273,000, $290,000, and $263,500 for its services in 2002, 2001, and 2000, respectively.

         Marshall G. Martin was elected to the Board as a director in June 1997. Mr. Martin is a partner in the firm of Hinkle, Hensley, Shanor & Martin, L.L.P., which serves as the Company's corporate counsel. The Company paid Hinkle, Hensley, Shanor & Martin, L.L.P., approximately $145,200, $51,000, and $82,000 for its services in 2002, 2001, and 2000, respectively.

SANTA FE BRANCH LOCATION

         The Downtown Santa Fe location was constructed on land owned by Herman Wisenteiner, a director of the Company. The Company is leasing the site from Mr. Wisenteiner for an initial term of 15 years that expires on December 31, 2010. Lease payments made to Mr. Wisenteiner were $71,956 for 2002, $69,860 for 2001, and $67,530 for 2000. In the opinion of management, the lease is on terms similar to other third-party commercial transactions in the ordinary course of business.

OPERATIONS BUILDING

         On March 9, 1999, the Company sold certain undeveloped real estate to the Journal Center Office Group, L.L.C. for $543,177. The Company purchased this property for $529,278 on March 14, 1998. Kevin L. Reid, a director of the Company, controls a corporation which is the managing member of the Journal Center Office Group, L.L.C., which together with Messrs. Stanford and Dee, C.E.O. and C.O.O., of the Company, respectively, and certain other officers of First State Bank, own approximately 92.94% of the equity interest in the Journal Center Office Group, L.L.C. Subsequent to such sale, the Journal Center Office Group, L.L.C., constructed a 27,567 square foot facility on the property. On October 1, 1999, First State Bank entered into a lease agreement with the Journal Center Office Group, L.L.C., with respect to approximately 23,118 square feet in the building. The term of such lease is 15 years and the annual rental payments are approximately $20.03 per square foot. The Company paid the Journal Center Office Group, L.L.C., $492,000, $467,000, and $454,000 for the years ended December 31, 2002, 2001, and 2000, respectively, in rent in respect of such lease. In the opinion of management, this transaction and the related lease are on terms similar to other third-party transactions in the ordinary course of business.

                     VOTING SECURITIES AND PRINCIPAL HOLDERS

        The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock as of April 11, 2003, by (i) each shareholder known by the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock, (ii) each director of the Company, and
(iii) all directors and executive officers as a group. Unless otherwise indicated, based on information furnished by such owners, the Company believes that the stockholders listed below have sole investment and voting power with respect to their shares. Unless otherwise indicated, the address of such person is the Company's address, 7900 Jefferson NE, Albuquerque, New Mexico 87109.

Name                                             Number of Shares Owned            Percentage of Shares Owned (1)
----------------------------------------------------------------------------------------------------------------
Beneficial owners of more than 5% of
the outstanding Common Stock:

  Wasatch Advisors, Inc.
  150 Social Hall Avenue
  Fourth Floor
  Salt Lake City, UT 84111                              423,769                                 5.72%

Directors and Executive Officers:

  Michael R. Stanford                                   163,707             (2)                 2.18%
  H. Patrick Dee                                         98,697             (3)                 1.32%
  Eloy A. Jeantete                                        2,113                                   *
  Leonard J. DeLayo, Jr.                                114,053                                 1.54%
  Bradford M. Johnson                                   246,012                                 3.32%
  Douglas M. Smith, M.D.                                 37,000                                   *
  Herman N. Wisenteiner                                  17,303                                   *
  Marshall G. Martin                                      1,174                                   *
  Kevin L. Reid                                           4,500                                   *
  Lowell A. Hare                                          1,000                                   *
  Theresa A. Gabel                                       21,556              (4)                  *
  James E. Warden                                        19,314              (5)                  *
  A. J. Wells                                                --                                  --
  Thomas E. Bajusz                                           --                                  --
  Christopher C. Spencer                                     --                                  --

All executive officers and directors as a               726,429                                 9.56%
group (15 persons)

--------------------------------
*Less than 1%

     (1) Percentage of ownership is based on 7,407,730 shares of Common Stock outstanding as of April 11, 2003. Beneficial ownership is determined in accordance with Rule 13d-3 of the Exchange Act. A person is deemed to be the beneficial owner of any shares of Common Stock if that person has or shares voting power or investment power with respect to that Common Stock, or has the right to acquire beneficial ownership at any time within 60 days of the date of the table. As used herein, voting power is the power to vote or direct the voting of shares and investment power is the power to dispose or direct the disposition of shares.

     (2) Includes 61,650 shares that are subject to an option exercisable at $5.60 per share, 30,000 shares that are subject to an option that is exercisable at $11.50 per share, and 6,000 shares exercisable at $6.00 per share.

     (3) Includes 37,625 shares that are subject to an option that is exercisable at $5.60 per share, 15,000 shares that are subject to an option exercisable at $11.50 per share, and 4,200 shares that are subject to an option exercisable at $6.00 per share.

     (4) Includes 2,438 shares that are subject to an option that is exercisable at $5.60 per share, 12,600 shares that are subject to an option exercisable at $11.50 per share, and 6,000 shares that are subject to an option exercisable at $16.08 per share.

     (5) Includes 6,095 shares that are subject to an option that is exercisable at $5.60 per share and 6,000 shares that are subject to an option exercisable at $11.50 per share.

                      EXECUTIVE OFFICERS OF THE COMPANY

         The executive officers of the Company, their positions, and their respective ages (as of April 25, 2003) are as follows:

             Name                                      Position                           Age
Michael R. Stanford                  President, Chief Executive Officer, and               50
                                     Director

H. Patrick Dee                       Executive Vice President, Chief Operating             48
                                     Officer, Secretary, Treasurer, and Director

Christopher C. Spencer               Senior Vice President, Chief Financial                45
                                     Officer and Chief Accounting Officer

Thomas E. Bajusz                     Senior Vice President and Chief Credit                49
                                     Officer

Theresa A. Gabel                     Senior Vice President of Human Resources              54
                                     and Communications

James E. Warden                      Senior Vice President of Branch                       45
                                     Administration and Retail Services

Each officer of the Company serves at the discretion of the Board of Directors subject to the terms of their employment agreements, if any. See "Employment Agreements." Unless otherwise stated, the principal occupation of each executive officer has been the same for the past five years.

Michael R. Stanford.  See "Nominees for Election at 2003 Annual Meeting."

H. Patrick Dee.  See "Current Directors Serving until 2004 Annual Meeting."

Christopher C. Spencer, Senior Vice President and Chief Financial Officer of the Company, joined the Company in February 2003. Mr. Spencer is also a Senior Vice President and Chief Financial Officer of First State Bank and a member of First State Bank's Board of Directors. Prior to joining the Company, Mr. Spencer was a senior manager with KPMG LLP in its Albuquerque office. Mr. Spencer joined KPMG LLP in 1982. Mr. Spencer has been actively involved in the Albuquerque community for many years serving on several non-profit boards.

Thomas E. Bajusz, Senior Vice President and Chief Credit Officer of the Company, joined the Company in 2002. Mr. Bajusz is also an Executive Vice President of First State Bank and a member of First State Bank's Board of Directors. Prior to joining the Company, Mr. Bajusz spent three years with Fifth Third Bank as a Senior Vice President and Head of the Corporate Lending Division and spent approximately two years with Civitas Bank as a Senior Vice President and Chief Credit Officer. Mr. Bajusz has been in the banking industry for 26 years.

Theresa A. Gabel, Senior Vice President of Human Resources & Internal Communications of the Company since 2002, joined First State Bank in 1989 and became an Executive Officer of the Company in 2002. Ms. Gabel is also an Executive Vice President of First State Bank and a member of First State Bank's Board of Directors. Prior to joining the Company, Ms. Gabel spent three years with Southwest National Bank.

James E. Warden, Senior Vice President of Branch Administration and Retail Services of the Company since 2002, joined First State Bank in 1989 and became an Executive Officer of the Company in 2002. Mr. Warden is also an Executive Vice President of First State Bank and a member of First State Bank's Board of Directors. Prior to joining the Company, Mr. Warden spent three years with ABQ Bank as a Vice President/Cashier.

There are no family relationships among any of the directors or executive officers of the Company.

                      EQUITY COMPENSATION PLAN INFORMATION
                             1993 STOCK OPTION PLAN

The following table provides information about the Company's shares of Common Stock that may be issued upon the exercise of options, warrants and rights under the Stock Option Plan as of December 31, 2002:

                                                (a)                     (b)                          (c)
----------------------------------     ----------------------    -------------------     ----------------------------
                                                                                            Number of securities
                                                                                           remaining available for
                                       Number of securities       Weighted-average          future issuance under
                                         to be issued upon       exercise price of        equity compensation plans
                                            exercise of             outstanding             (excluding securities
          Plan Category                 outstanding options           options             reflected in column (a))
----------------------------------     ----------------------    -------------------     ----------------------------
Equity compensation plans
approved by security holders                  446,854                  $ 9.28                      191,332

Equity compensation plans not
approved by security holders                     --                       --                            --
                                       ----------------------    -------------------     ----------------------------
Total                                         446,854                  $9.28                       191,332
                                       ======================    ===================     ============================

                             EXECUTIVE COMPENSATION

         The following tables set forth the compensation paid by the Company to the five executive officers of the Company who received in excess of $100,000 in cash compensation.

                                                  Annual Compensation                        Long Term Compensation
--------------------------------------------------------------------------------------     ----------------------------
Name & Principal Position                                                                             Stock
                                   Year     Salary ($)      Bonus ($)    Other ($)(1)          Options Granted (#)
--------------------------------------------------------------------------------------     ----------------------------
Michael R. Stanford                2002      $300,000         $60,000        $28,710                   --
  President and Chief              2001      $264,632         $87,500        $13,194                   --
  Executive Officer                2000      $250,000         $62,500        $11,093                   --

H. Patrick Dee                     2002      $205,000         $41,000        $11,136                   --
  Executive Vice President         2001      $184,375         $61,250        $11,370                   --
  and Chief Operating              2000      $175,000         $43,750         $9,805                   --
  Officer, Secretary and
  Treasurer

Brian C. Reinhardt(2)              2002      $173,884         $33,000        $22,133                   --
  Senior Vice President            2001      $131,316         $18,751        $10,354                   --
  and Chief Financial              2000      $119,787         $14,755        $10,311                   --
  Officer

Theresa A. Gabel                   2002       $98,443          $6,157         $3,385                   --
  Senior Vice President
  of Human Resources and
  Communication

James E. Warden                    2002       $99,000          $6,732         $6,741                   --
  Senior Vice President
  of Branch Administration
  and Retail Services

---------------------------------
(1) Includes insurance premiums paid by the Company on behalf of the employee, amounts contributed by the Company to the employees' 401k plan, company vehicle usage, and dues.
(2)      Resigned effective December 31, 2002.

                   Aggregated Option Exercises in Fiscal Year
                        and Fiscal Year-End Options Value

                                                                   Number of
                                                            Unexercised Options at        Value of In-the-Money
                                 Shares          Value            12/31/02 (#)          Options at 12/31/02 ($) (1)
                               Acquired on    Realized ($)        Exercisable /                 Exercisable /
Name                          Exercise (#)                        Un-exercisable              Un-exercisable
------------------------------------------------------------------------------------------------------------------
Michael R. Stanford               6,800         123,929         110,850 / 1,500            $1,948,920 / $28,200
H. Patrick Dee                   25,000         457,500          56,825 / 1,050            $1,000,860 / $19,740
Brian C. Reinhardt                 --             --             35,500 / --               $  417,996 /  --
Theresa A. Gabel                   --             --             21,038 / 1,500            $  266,710 / $13,080
James E. Warden                    --             --             12,095 /--                $  196,824 /  --

-----------------------------
     (1) The closing price of the Company's Common Stock on December 31, 2002, was $24.80 per share.

      The Company did not grant any stock options or stock appreciation rights in fiscal year 2002 to any of the Named Executive Officers.



EXECUTIVE INSURANCE

         The Company has key-person insurance policies on each of Messrs. Stanford and Dee. Under these policies, First State Bank is named as beneficiary of $480,000 of term life insurance on Mr. Stanford and $360,000 of term life insurance on Mr. Dee.

         In 2001, the Company purchased bank owned life insurance on nineteen officers, including Messrs. Stanford, Dee, Reinhardt, Warden, and Mrs. Gabel. In 2002, First State Bank purchased bank owned life insurance on twenty officers, including Mr. Bajusz. First State Bank is the beneficiary of the policies with the officers entitled to a death benefit equal to one and one half times the officer's salary as long as he or she is employed with First State Bank. At December 31, 2002, the cash surrender value of the life insurance was $18.2 million.

EMPLOYMENT AGREEMENTS

         The Company has Executive Employment Agreements ("Agreements") with Michael R. Stanford and H. Patrick Dee, (the "Executives"). The Company also has employment agreements with Christopher C. Spencer, Thomas E. Bajusz, Theresa A. Gabel and James E. Warden.

         The Agreements' terms for the Executives are for three years and are automatically renewable unless the Company gives notice of non-renewal at least sixty days prior to the Agreements' three-year anniversary date. The Agreements provide for an Executive's Termination for Cause, termination other than for cause and benefits on termination, resignation, death or disability following a Change in Control. Termination for Cause exists if an Executive willfully fails to devote his full time to the Company's business (other than due to illness, incapacity, vacations and incidental civic activities, and personal time), is convicted of a felony or crime involving dishonesty or breach of trust, participates in an act of fraud or theft, or make unauthorized disclosures of confidential information resulting in significant injury to the Company or is the subject of state or federal regulatory action or is a substantial causative factor for such actions. In the event the Company terminates an Executive for cause he is to receive earned but unpaid Base Salary and earned and unpaid Annual Bonus for the fiscal year preceding the year of termination and cash equivalents of any earned Fringe Benefits. Resignation and termination of an Executive's employment by death or disability prior to a Change of Control entitles the Executive or his estate to payment of earned but unpaid Base Salary and earned and unpaid Annual Bonus for the fiscal year preceding the year of termination and cash equivalents of any earned Fringe Benefits. In the event the Company terminates an Executive other than for Cause, the Executive is to receive earned but unpaid Base Salary and earned and unpaid Annual Bonus for the fiscal year preceding the year of termination and cash equivalents of any earned Fringe Benefits, plus severance benefits in an amount equal to two times an Executive's Base Salary and most recent Annual Bonus, and continuation of participation in the Company's Fringe Benefits. The severance amounts are payable over the two year period in accordance with the Company's normal payroll practices.

         Under the terms of the Agreements, if during the twenty-four month period following a Change in Control, an Executive is terminated, resigns or employment is terminated by death or disability, the Executive is to receive in a lump sum payment the following: earned but unpaid Base Salary and earned and unpaid Annual Bonus for the fiscal year preceding the year of employment termination and cash equivalents of any earned Fringe Benefits, plus severance benefits in an amount equal to three times his Base Salary and most recent Annual Bonus, continuation of participation in all Company Fringe Benefits and any options to purchase the Company's stock shall become fully vested and non-forfeitable. "Change of Control" is defined to have occurred upon the following:

               (i) A person (as that term is used in Section 13d of the Exchange Act of 1934) becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of shares of the Company having twenty five percent (25%) or more of the total number of votes that may be cast for the election of directors of the Company without the prior approval of at least two-thirds of the members of the Board unaffiliated with that person;

               (ii) Persons who constitute the directors of the Company at the beginning of a 24-month period cease to constitute at least two-thirds of all directors at any time during the period, unless the election of any new or replacement directors was approved by a vote of at least a majority of the members of the Board in office immediately before the period and of the new and replacement directors so approved;

               (iii) The adoption of any plan or proposal to liquidate or dissolve the Company; or

               (iv) Any merger or consolidation of the Company unless thereafter
          (1) directors of the Company immediately prior thereto continue to constitute at least two-thirds of the directors of the surviving entity or transferee, or (2) the Company's securities continue to represent or are converted into securities that represent more than 80 percent of the combined voting power of the surviving entity or transferee.

          An Executive gains no rights under the Agreements if he, or any group of which the Executive is a member, is the person whose acquisition constituted the Change of Control.

         "Base Salary" is an Executive's annual salary as set by the Compensation Committee of the Board of Directors of the Company. "Annual Bonus" is the bonus amount determined for each fiscal year as determined by the Compensation Committee of the Board of Directors of the Company. "Fringe Benefits" are the fringe, welfare, 401(k) savings plan, deferred compensation plan, pension benefit, and incentive programs as adopted by the Company, vacation, life and disability insurance programs, and an automobile.

         The Agreements provide that an Executive will be entitled to a gross-up payment if it is determined that any payment made under the Agreements are a parachute payment as defined under Section 280G(b)(2) of the Internal Revenue Code of 1986 and subject to the excise tax imposed by Section 4999 of the Code. An Executive is not required to mitigate or reduce any payments due under the Agreements because of the Executive's receipt of compensation from other sources. An Executive is bound by covenant not to compete for twelve months following the date of termination.

         The Agreements also provide for the Company to pay an Executive's legal fees incurred in any contest relating to the Agreements and certain other indemnifications to the extent permitted under applicable New Mexico or federal law and under the Company's Bylaws and Restated Articles of Incorporation. The Agreements replace the Executive Income Protection that formerly applied to the Executives.

         The employment agreements for Messrs. Spencer and Bajusz are similar to Messrs. Stanford's and Dee's Agreements. Under Messrs. Spencer's and Bajusz's agreements, in the event of a termination other than for cause, the severance benefits are in an amount equal to Base Salary and Annual Bonus, and continuation of certain fringe benefits. Payments are made over one year in accordance with the Company's normal payroll procedure for senior officers. There is also no gross-up payment if it is determined that any payments made under the agreement are a parachute payment as defined under Section 280G(b)(2) of the Internal Revenue Code of 1986 and subject to the excise tax imposed by
Section 4999 of the Code.

         The employment agreements for Mr. Warden and Mrs. Gabel have no specified term. The agreements provide for termination for cause and termination without cause. Termination for cause is limited to the following: professional misconduct as determined by any regulatory body having jurisdiction over the Company, or leading to the entry or issuance of any enforcement order, including but not limited to a cease and desist order, the appointment of a receiver and/or conservator of the Company. In the event of a termination "for cause," the Company will pay all earned but unpaid salary plus any accrued but unpaid vacation pay. The salary shall be at the rate of salary then in effect but not less than the rate of salary in effect on the date of execution of the agreement. In the event termination is without cause, the Company will pay all earned but unpaid salary plus any accrued but unpaid vacation pay, plus one year's salary, upon issuance of the notice of termination. The payment shall be at the rate of salary then in effect but not less than the rate of salary in effect on the date of execution of the agreement. Should the Executive resign from his or her duties with the Company within one year following either the sale of the Company or a change in control of the Company such resignation or termination of the Agreements' shall be treated as a termination without cause, with the same compensation provisions applicable to a termination without cause.

         Brian C. Reinhardt was a party to an agreement similar to that of Messrs. Stanford and Dee. Mr. Reinhardt resigned his position as Executive Vice President and Chief Financial Officer effective December 31, 2002 to pursue other interests. The financial impact to the Company related to Mr. Reinhardt's resignation pursuant to his Agreement was approximately $400,000 and is included in the operating results of the Company for the year ended December 31, 2002.

         The aggregate cost to the Company of the requirements for payments to the Executives under the Agreements (including the cost of early vesting under employee plans and excluding cost associated with Mr. Reinhardt's Agreement) would not exceed $3.7 million.

SECTION 401(k) PLAN

         In 1991 the Company adopted a tax-qualified profit sharing 401(k) plan (the "Saving Plan") covering all employees who have attained 21 years of age and have completed 90 days of service with the Company. Each participant in the Saving Plan may reduce his or her salary by as much as the lesser of 90% of his or her compensation or $11,000, in 2002. The dollar limit is adjusted each year for inflation. First State Bank is required to make matching contributions of up to 50% of the first 6% of a participant's deferred compensation up to a maximum of 3%. The Company may, but is not required to, contribute additional amounts to the Saving Plan. Any such additional amounts are allocated to the accounts of participants who were active participants on the last day of the Savings Plan year or who retired or died or were disabled during the Savings Plan year. The allocation is in proportion to the eligible participants' compensation. During 2002, 2001, and 2000, First State Bank made contributions to the Saving Plan of approximately $273,000, $212,000, and $180,000, respectively.

         All contributions by a participant are 100% vested and non-forfeitable at all times. The Company's contributions become 100% vested after three years of service with the Company. A participant may direct the investment of his or her account pursuant to the investment options offered by the trustee of the Saving Plan. Distribution of a participant's account under the Saving Plan normally occurs upon the participant's retirement or the participant's termination of employment with the Company.

INCENTIVE PLANS - CURRENT

         Effective October 5, 1993, the Company adopted the First State Bancorporation 1993 Stock Option Plan (the "1993 Plan"), which provides for the granting of options to purchase up to 730,000 shares of the Company's common stock. Exercise dates and prices for the options are set by the Compensation Committee of the Board of Directors. The 1993 Plan also provides that options other than those qualifying as incentive stock options may be granted.

         The 1993 Plan is administered by the Compensation Committee of the Board of Directors ("Committee"). Subject to the terms of the 1993 Plan, the Committee determines the persons to whom awards are granted, the type of award granted, the number of shares granted, the vesting schedule, the type of consideration to be paid to the Company upon exercise of options, and the term of each option (not to exceed ten years).

         Under the 1993 Plan, the Company may grant both incentive stock options ("ISOs") intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and options that are not qualified as incentive stock options ("NSOs"). ISOs must be granted at an exercise price equal to or greater than the fair market value of the Common Stock on the date of grant. The exercise price of NSOs granted under the Stock Option Plan will be determined by the Committee on the date of grant. The exercise price of ISOs granted to holders of more than 10% of the Common Stock must be at least 110% of the fair market value of the Common Stock on the date of grant, and the term of these options may not exceed five years.

         The 1993 Plan provides that the total number of shares covered by the plan, the number of shares covered by each option, and the exercise price per share may be proportionately adjusted by the Board of Directors or the Committee in the event of a stock split, reverse stock split, stock dividend, or similar capital adjustment effected without receipt of consideration by the Company.

         Upon a change in control of the Company, stock options outstanding under the Stock Option Plan immediately become fully vested and exercisable. Also, in the event of a merger or consolidation in which the Company is not the surviving corporation, the sale of all or substantially all of the Company's assets, certain reorganizations or the liquidation of the Company, each option granted under the 1993Plan may, at the election of the holder, become immediately exercisable.

         If the 2003 Plan is approved by the shareholders, the 1993 Plan will be terminated. See "Proposal 3."

DEFERRED COMPENSATION PLAN

         In March 2003, the Board of Directors approved and adopted the First State Bancorporation Executive Deferred Compensation Plan (the "Deferred Compensation Plan"). The purpose of the Deferred Compensation Plan is to recognize the valuable services performed by certain of its executive employees and non-employee Directors, and to encourage these employees to continue their employment with the Company and encourage the Directors to continue to serve on the Board of Directors of the Company. The Deferred Compensation Plan allows employees to contribute up to 50% of the employees' base pay and 100% of the employees' bonus compensation. Directors of the Company are allowed to contribute up to 100% of their compensation as a Director. In addition, an employee with a vested but unexercised stock award may elect to defer all or any portion of the stock award. The Deferred Compensation Plan also allows for contributions to employee accounts by the Company, which vest ratably over three years. All amounts contributed by employees or directors vest immediately. In the event of a change in control (as defined) or an employee's death, disability or retirement, all unvested amounts shall become immediately vested. Distributions from a participant's vested account are made in installment or lump sum form when a participant terminates employment, retires, becomes disabled or dies. A participant may also receive a distribution prior to those events on account of "hardship" beyond the participant's control, or for any reason if the participant forfeits 10% of his or her vested account. The participant is foreclosed from future participation for a time following an in-service distribution. The Company's obligation to the participants in the Deferred Compensation Plan is an unfunded, unsecured promise to pay compensation in the future. All amounts contributed are subject to an underlying trust and shall be subject to the claims of the general creditors of the Company.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The following report of the Compensation Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.

COMPENSATION PHILOSOPHY

         In designing executive compensation, the Committee has adopted the policy that the Company's executives should be paid fairly for the positions they hold in view of the nature and size of the business that the Company operates. The compensation level of the executives of the Company recognizes contributions towards the Company's performance by the executives and is designed to attract and retain competent executives who share the objectives of the Company and its shareholders. The goal of the Committee is to ensure that the Company employs qualified, experienced executive officers whose financial interest is aligned with that of the shareholders. The Compensation Committee strives to provide a competitive total compensation program, pay fair market wages, and provide incentive and recognition programs to reward employees for the attainment of the annual business objectives. There are three key elements to the Company's compensation program for executives; base salary, performance-based annual bonus, and equity incentives (stock options, restricted stock, and stock appreciation rights).

         Base salaries for each of the executive officers of the Company are determined by taking into consideration performance, length of tenure with the Company, compensation by industry for comparable positions, and career achievements.

         Michael R. Stanford, President and CEO, and H. Patrick Dee, Executive Vice President, COO, Secretary, and Treasurer, and Christopher C. Spencer, Senior Vice President and Chief Financial Officer, receive bonus compensation based on a formula monitored by the Committee. The bonus formula awards compensation as a percentage of base salary for the Company's actual performance relative to its annual budget for earnings before income taxes, asset growth, and efficiency ratio, and based upon certain levels of return on average equity.

         The Company believes that its executives should have a vested interest in the performance of the Common Stock and, therefore, equity incentives are used as an integral part of creating incentives for executives. Incentive awards are used in order to align the benefits received by the executive officers with the appreciation realized by shareholders and are dependent upon individual performance, level of responsibility, and other relevant factors.

CHIEF EXECUTIVE OFFICER COMPENSATION

         The Committee believes the Chief Executive Officer's 2002 compensation was consistent with the overall executive officer compensation structure and reviewed his compensation for fiscal year 2003 in connection with his individual performance for the Company. The following were some of the criterion used in making recommendations for the Chief Executive Officer's compensation:

     - Continued growth of the Company and the corresponding growth in the Chief Executive Officer's responsibility for the Company.
     - Compensation of the CEO relative to peer groups based on 3 year stock price performance, asset size, and geographic location.
     - The Company's capital and profitability in relation to regulatory guidelines.

     - Perceived representation of the banking organization in the communities it services.

         All recommendations of the Committee have been and are subject to review and approval of the Board of Directors.

FIRST STATE BANCORPORATION COMPENSATION COMMITTEE


Kevin L. Reid                                           Herman N. Wisenteiner

                          COMPARATIVE STOCK PERFORMANCE

         The graph below compares the cumulative shareholder return on the Company's Common Stock since December 31, 1997, with the cumulative total return on the NASDAQ Total US Index, the SNL $500M-$1B Bank Index, and the SNL $1B-$5B Bank Index. The table below compares the cumulative total return of the Common Stock as of December 31, 1998, 1999, 2000, 2001, and 2002, assuming a $100 investment on December 31, 1997, and assuming reinvestment of all dividends. This data was furnished by SNL Securities LLC.

[PERFORMANCE GRAPH]

                                                                      PERIOD ENDING
                                            ---------------------------------------------------------------------
INDEX                                       12/31/97    12/31/98    12/31/99    12/31/00    12/31/01    12/31/02
-----------------------------------------------------------------------------------------------------------------
First State Bancorporation                    100.00       98.22       99.21      103.07      160.09      189.51
NASDAQ - Total US                             100.00      140.99      261.48      157.42      124.89       86.33
SNL $500M-$1B Bank Index                      100.00       98.32       91.02       87.12      113.02      144.30
SNL $1B-$5B Bank Index                        100.00       99.77       91.69      104.05      126.42      145.94

                             AUDIT COMMITTEE REPORT

The following report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.

         The Audit Committee of the Board of Directors submits the following report on the performance of certain of its responsibilities for the year 2002. Each member of the Committee meets the independence requirements under the rules of Nasdaq, the listing standards applicable to the Company. The purpose and responsibilities of the Committee are elaborated in a written Committee Charter, which is reviewed annually by the Committee. As a result of the review of the Charter in 2002, the Committee recommended an amended and restated Charter to the Board of Directors, which was adopted by the Board on April 18, 2003, and is included in this proxy statement as Exhibit B.

         Management of the Company has primary responsibility for the financial statements and the overall reporting process, including the Company's system of internal controls. The independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with auditing standards generally accepted in the United States of America. This audit serves as a basis for the auditors' opinion in the annual report to stockholders addressing whether the consolidated financial statements fairly present the Company's consolidated financial position, results of operations, and cash flows. The Audit Committee's responsibility is to monitor and oversee these processes.

         The audit committee has reviewed and discussed the audited consolidated financial statements as of and for the year ended December 31, 2002, with management, and has discussed with KPMG LLP the matters required to be discussed by Statement on Auditing Standards No 61. The audit committee has received the written disclosures and the letter from KPMG LLP regarding KPMG LLP's independence as required by Independence Standards Board Standard No 1 and considered the compatibility of the services provided by KPMG LLP with KPMG LLP's independence.

         Based on these reviews and discussions the audit committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K as of and for the year ended December 31, 2002.

FIRST STATE BANCORPORATION AUDIT COMMITTEE



A. J. (Jim) Wells, Chair                               Bradford M. Johnson


Douglas M. Smith                                       Lowell A. Hare

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires the Company's officers, directors, and persons who own more than 10% of a registered class of the Company's equity securities and certain other affiliated persons to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors, and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely on a review of the copies of such forms furnished to the Company, or written representations from the reporting persons that no Form 5 was required, the Company believes that during 2002 all Section 16(a) filing requirements applicable to its officers, directors, and greater than ten percent beneficial owners were complied with; except that one Form 4 report, covering an aggregate of three transactions, was filed late by Mr. Michael R. Stanford; and Mr. Lowell A. Hare failed to timely file Form 3, his initial statement of beneficial ownership.

                                 OTHER BUSINESS

         All items of business to be brought before the meeting are set forth in this proxy statement. Management knows of no other business to be presented. If other matters of business not presently known to management are properly raised at the meeting, the proxies will vote on the matters in accordance with their best judgment.

                                        By order of the Board of Directors
                                        FIRST STATE BANCORPORATION

                                        /s/ MICHAEL R. STANFORD
                                        -----------------------------
                                        Michael R. Stanford
                                        President and Chief Executive Officer

         SHAREHOLDERS ARE REQUESTED TO SIGN, DATE, AND PROMPTLY RETURN THE ENCLOSED PROXY CARD, IN THE ENCLOSED ENVELOPE.

         SHAREHOLDERS MAY RECEIVE A COPY OF THE 2002 ANNUAL REPORT ON FORM 10-K BY CONTACTING THE COMPANY'S INVESTOR RELATIONS DEPARTMENT AT (505) 241-7111.

                                                                      Appendix A

                           FIRST STATE BANCORPORATION
                           2003 EQUITY INCENTIVE PLAN

                      Effective Date: ______________, 2003
                 Approved by Stockholders: ______________, 200_
                     Termination Date: ______________, 2013


                         SECTION 1. HISTORY AND PURPOSE

     First State Bancorporation, a New Mexico corporation (the "Company"), adopted the First State Bancorporation 1993 Stock Option Plan (the "1993 Plan") on October 5, 1993. The 1993 Plan was subsequently amended on June 5, 1998, June 8, 2001 and December 13, 2002. By its terms, the 1993 Plan terminates effective October 5, 2003, unless earlier terminated by the Company. The Company hereby adopts the First State Bancorporation 2003 Equity Incentive Plan (the "Plan") immediately prior to or coincident with the termination of the 1993 Plan as a means to provide a variety of types of equity ownership to certain individuals for the purposes specified below. The shares that were reserved for grant under the 1993 Plan that were not granted under the 1993 Plan shall be included in the total number of shares reserved for issuance under this Plan.

     The purpose of the Plan is to further the growth and development of the Company, by affording an opportunity for stock ownership to selected Employees, Directors and Consultants of the Company and its Subsidiaries who are responsible for the conduct and management of its business or who are involved in endeavors significant to its success and thereby to create in them a more direct interest in the future success of the operations of the Company by relating incentive compensation to increases in shareholder value, so that the income of those participating in the Plan is more closely aligned with the income of the Company's stockholders. The Plan is also intended to assist the Company in attracting new Employees and Consultants and retaining existing Employees and Consultants; to optimize the profitability and growth of the Company through incentives which are consistent with the Company's goals; to provide incentives for excellence in individual performance; and to promote teamwork.

                             SECTION 2. DEFINITIONS

Unless otherwise indicated, the following words when used herein shall have the following meanings:

     2.1 "AFFILIATE" shall mean, with respect to any person or entity, a person or entity that directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such person or entity.

     2.2 "AWARD" shall mean the grant of Options, Restricted Stock, Stock Appreciation Rights ("SARs") or other stock-based grant under the Plan.

     2.3 "BOARD OF DIRECTORS" shall mean the Board of Directors of the Company.

     2.4 "CAUSE" shall mean "Cause," as defined in the Participant's employment agreement, if applicable, or if the Participant has not entered into an employment agreement with the Company, as determined in the sole and absolute discretion of the Company, a termination on account of dishonesty, fraud, misconduct, unauthorized use or disclosure of confidential information or trade secrets or conviction or confession of a crime punishable by law (except minor violations), in each such case as determined by the Plan Administrator, and its determination shall be conclusive and binding. Such actions constituting "Cause" shall include, without limitation: (1) repeated refusal to obey written directions of the Board of Directors or a superior officer (so long as such directions do not involve illegal or immoral acts); (2) repeated acts of substance abuse that are materially injurious to the Company or any of its Subsidiaries; (3) fraud or dishonesty that is materially injurious to the Company or any of its Subsidiaries; (4) breach of any material obligation of nondisclosure or confidentiality owed to the Company or any of its Subsidiaries;
(5) commission of a criminal offense involving money or other property of the Company (excluding any traffic violations or similar violations); or (6) commission of a criminal offense that constitutes a felony in the jurisdiction in which the offense is committed. A Participant who agrees to resign from his or her affiliation with the Company in lieu of being terminated for Cause may be deemed to have been terminated for Cause for purposes of the Plan.

     2.5 "CHANGE IN CONTROL" shall be deemed to have occurred in the event of any one of the following:

          (a) A person (as that term is used in Section 13d of the Securities Exchange At of 1934, as amended (the "Exchange Act")) becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of shares of the Company having twenty-five percent (25%) or more of the total number of votes that may be cast for the election of directors of the Company without the prior approval of at least two-thirds of the members of the Board unaffiliated with that person; or

          (b) Persons who constitute the directors of the Company at the beginning of a 24-month period cease to constitute at least two-thirds of all directors at any time during the period, unless the election of any new or replacement directors was approved by a vote of at least a majority of the members of the Board in office immediately before the period and of the new and replacement directors so approved;

          (c) The adoption of any plan or proposal to liquidate or dissolve the Company; or

          (d) Any merger or consolidation of the Company unless thereafter (1) directors of the Company immediately prior thereto continue to constitute at least two-thirds of the directors of the surviving entity or transferee, or (2) the Company's securities continue to represent or are converted into securities that represent more than eighty percent (80%) of the combined voting power of the surviving entity or transferee.

     The Plan Administrator's reasonable determination as to whether such an event has occurred shall be final and conclusive. A Change in Control shall not occur with respect to an Employee if, in advance of such event, the Employee agrees in writing that such event shall not constitute a Change in Control. Notwithstanding anything to the contrary in this section, no rights under this Plan shall accrue to the Employee because of a Change in Control if the Employee or any group of which the Employee is a member, is the person whose acquisition constitutes the Change in Control.

     2.6 "CODE" shall mean the Internal Revenue Code of 1986, as amended from time to time.

     2.7 "CONSULTANT" shall mean a consultant, agent, advisor or independent contractor who provides service to the Company and who does not receive wages subject to income tax federal withholding under section 3401 of the Code; provided, however, that such person renders bona fide services that are not in connection with the offer and sale of the Company's securities in a capital raising transaction and does not directly or indirectly promote or maintain a market for the Company's securities.

     2.8 "CONTINUOUS SERVICE" shall mean that the Participant's service with the Company or an Affiliate, whether as an Employee, Consultant or Director, is not interrupted or terminated. The Participant's Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant's Continuous Service. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or a Director will not constitute an interruption of Continuous Service. The Plan Administrator, in its sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal leave.

     2.9 "DIRECTOR" shall mean a member of the Board of Directors.

     2.10 "EFFECTIVE DATE" shall mean the effective date of the Plan.

     2.11 "EMPLOYEE" shall include common law employees of the Company and its Subsidiaries and any person who has accepted a binding offer of employment from the Company or its Subsidiary, but shall exclude any individual classified by the Company as an independent contractor or leased employee.

     2.12 "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended from time to time.

     2.13 "FAIR MARKET VALUE" shall mean the value of the Stock, determined in accordance with the following:

          (a) Publicly Traded. If the Stock is listed on any established stock exchange or traded on the Nasdaq National Market or the Nasdaq SmallCap Market, then the Fair Market Value per share shall be deemed to be the average (mean) of the "high" and "low" sales prices for the Stock or security in the over-the-counter market for the preceding five days as reported by the National Association of Securities Dealers Automated Quotations System, or, if the prices are not reported thereby, the average of the closing bid and asked prices for the preceding five days, reported by the National

     Quotations Bureau.

          (b) Not Publicly Traded. If none of these conditions apply, the Fair Market Value per share shall be deemed to be an amount as determined in good faith by the Plan Administrator by applying any reasonable valuation method.

     2.14 "INCENTIVE STOCK OPTION" shall mean any option granted to an eligible Employee under the Plan, which the Company intends at the time the option is granted to be an Incentive Stock Option within the meaning of Code Section 422.

     2.15 "NONQUALIFIED STOCK OPTION" shall mean any option granted to an eligible Employee, Director or Consultant under the Plan that is not an Incentive Stock Option.

     2.16 "OPTION" shall mean and refer collectively to Incentive Stock Options and Nonqualified Stock Options.

     2.17 "OPTION AGREEMENT" shall mean the agreement specified in Section 7.2.

     2.18 "OPTION STOCK RESTRICTION AGREEMENT" shall mean an agreement placing certain restrictions upon the Participant's right to transfer shares, including without limitation the creation of an irrevocable right of first refusal upon the transfer of shares in favor of the Company and its designees and provisions requiring the Participant to transfer the shares to the Company or the Company's designees upon a termination of employment, as described in Section 7.7.

     2.19 "PARENT" shall mean a parent corporation of the Company as defined in Code Section 424(e).

     2.20 "PARTICIPANT" shall mean any Employee, Director or Consultant who is granted an Award under the Plan. "Participant" shall also mean the personal representative of a Participant and any other person who acquires the right to exercise or receive payment pursuant to an Award by bequest or inheritance.

     2.21 "PLAN ADMINISTRATOR" shall mean the body that is responsible for the administration of the Plan, as determined pursuant to Section 4.1.

     2.22 "RELATED OPTION" shall mean an Incentive Stock Option or a Nonqualified Stock Option that has been granted in conjunction with a SAR.

     2.23 "RESTRICTED STOCK" shall mean shares of Stock granted to a Participant that are subject to the restrictions set forth in Section 8 of the Plan and the Restricted Stock Award Agreement. "Restricted Stock" shall also include any shares of the Company's capital stock issued as the result of a dividend on or split of Restricted Stock. Upon termination of the restrictions, such Stock or other capital stock shall no longer be Restricted Stock.

     2.24 "RESTRICTED STOCK AWARD AGREEMENT" shall mean the agreement specified in Section 8.2 between the Company and a Participant pursuant to which Restricted Stock is granted to the Participant.

     2.25 "RESTRICTION PERIOD" shall be the period set forth in the Restricted Stock Award Agreement that is the period beginning on the date of grant of the Award and ending on the vesting of the Restricted Stock.

     2.26 "REORGANIZATION" shall mean any one of the following events:

          (a) the merger or consolidation of the Company (but only if the Company is not the surviving corporation or if the Company becomes a subsidiary of another corporation) or the acquisition of its assets or stock pursuant to a non-taxable reorganization, unless the surviving or acquiring corporation assumes the outstanding Awards or substitutes new Awards (for Options, in a manner consistent with regulations under Code
     Section 424);

          (b) the dissolution or liquidation of the Company;

          (c) the appointment of a receiver for all or substantially all of the Company's assets or business;

          (d) the appointment of a trustee for the Company after a petition has been filed for the Company's reorganization under applicable statutes; or

          (e) the sale, lease, or exchange of all or substantially all of the Company's assets and business.

     2.27 "RETIREMENT" shall mean the date on which an Employee or Consultant voluntarily terminates his or her Continuous Service after reaching the age of 60 following at least ten years of Continuous Service with the Company or reaching the age of 65 following at least five years of Continuous Service.

     2.28 "RULE 16b-3" shall mean Rule 16b-3 promulgated by the Securities Exchange Commission under the Exchange Act, together with any successor rule, as in effect from time to time.

     2.29 "STOCK" shall mean the Company's common stock, no par value, and any share or shares of the Company's capital stock hereafter issued or issuable in substitution for such shares.

     2.30 "SUBSIDIARY" shall mean a subsidiary corporation of the Company as defined in Code Section 424(f).

     2.31 "SAR" shall mean a stock appreciation right granted pursuant to
Article 9 of the Plan.

     2.32 "Termination Date" shall mean the termination date of the Plan, as first set forth above.

                           SECTION 3. EFFECTIVE DATE

     The Effective Date of the Plan shall be the effective date first set forth above; provided, however, that the adoption of the Plan by the Board of Directors is subject to approval and ratification by the shareholders of the Company within 12 months of the effective date. Incentive Stock Options granted under the Plan prior to approval of the Plan by the shareholders of the Company shall be subject to approval of the Plan by the shareholders of the Company. If the shareholders of the Company do not approve the Plan as specified above, the Plan shall terminate retroactively to the date of initial adoption and any grant of Awards hereunder shall be null and void without any further action by the Board or the Company.

                           SECTION 4. ADMINISTRATION

     4.1 PLAN ADMINISTRATOR. The Plan shall be administered by the Board of Directors, unless and until such time as the Board of Directors delegates the administration of the Plan to a committee, which shall be appointed by and shall serve at the pleasure of the Board of Directors. Any committee member shall be deemed to have resigned automatically from the committee upon his or her termination of service with the Company. To the extent the Board considers it desirable for transactions relating to a grant of Options to be eligible to qualify for an exemption under Rule 16b-3, the Plan Administrator shall consist of a committee of two or more Directors of the Company, all of whom qualify as "non-Employee Directors" within the meaning of Rule 16b-3. To the extent the Board considers it desirable for compensation delivered pursuant to a grant of Options to be eligible to qualify for an exemption under Code Section 162(m), the Plan Administrator shall consist of a committee of two or more Directors of the Company, all of whom qualify as "outside Directors" within the meaning of Code Section 162(m). The Board may from time to time remove members from or add members to any such committee; fill vacancies on the committee, howsoever caused; and otherwise increase or decrease the number of members of such committee, in each case as the Board deems appropriate to permit transactions in Shares pursuant to the Plan and to satisfy such conditions of Rule 16b-3 or Code
Section 162(m) as then in effect.

     4.2 MEETINGS AND ACTIONS. The Plan Administrator shall hold meetings at such times and places as it may determine. A majority of the members of the Plan Administrator shall constitute a quorum, and the acts of the majority of the members present at a meeting or a consent in writing signed by all members of the Plan Administrator shall be the acts of the Plan Administrator and shall be final, binding and conclusive upon all persons, including the Company, its Subsidiaries, its stockholders, and all persons having any interest in Awards that may be or have been granted pursuant to the Plan.

     4.3 POWERS OF PLAN ADMINISTRATOR. The Plan Administrator shall have the full and exclusive right to grant and determine terms and conditions of all Awards granted under the Plan and to prescribe, amend and rescind rules and regulations for administration of the Plan. In selecting Participants and granting Awards, the Plan Administrator shall take into consideration the contribution the Participant has made or may make to the success of the Company or its Subsidiaries and such other factors as the Plan Administrator shall determine.

     4.4 INTERPRETATION OF PLAN. The Plan Administrator may correct any defect, supply any omission, or reconcile any inconsistency in the Plan or in any agreement entered into hereunder. The determination of the Plan Administrator as to any disputed question arising under the Plan, including questions of construction and interpretation, shall be final, binding and conclusive upon all persons, including the Company, its Subsidiaries, its shareholders, and all persons having any interest in Awards that may be or have been granted pursuant to the Plan.

     4.5 INDEMNIFICATION. Each person who is or shall have been a member of the Plan Administrator or of the Board of Directors shall be indemnified and held harmless by the Company against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred in connection with or resulting from any claim, action, suit or proceeding to which such person may be a party or in which such person may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid in settlement thereof, provided that the Company approved such settlement, or paid in satisfaction of a judgment in any such action, suit or proceeding, provided such person shall give the Company an opportunity, at its own expense, to handle and defend the same before undertaking to handle and defend it on such person's own behalf. The foregoing right of indemnification shall not be exclusive of, and is in addition to, any other rights of indemnification to which any person may be entitled under the Company's Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

                      SECTION 5. STOCK SUBJECT TO THE PLAN

     5.1 PLAN LIMIT. The aggregate number of shares of Stock that may be issued under Awards granted pursuant to the Plan shall not exceed 750,000 shares; provided, however, that a maximum of 100,000 shares may be issued as Restricted Stock Awards. Shares that may be issued under Awards may consist, in whole or in part, of authorized but unissued stock or treasury stock of the Company not reserved for any other purpose. In addition, the Company may use the proceeds received from a Participant upon the exercise of his or her Option to repurchase shares of Stock in the open market, which shall be available for grant of Awards under the Plan.

     5.2 INDIVIDUAL LIMIT. Subject to the provisions of Section 5.4 relating to adjustments upon changes in the shares of Stock, no Participant shall be eligible to be granted Awards covering more than 10% of the shares of Stock then available under the Plan during any calendar year.

     5.3 UNUSED STOCK. If any outstanding Award under the Plan expires or for any other reason ceases to be exercisable, in whole or in part, other than upon exercise of the Award, the shares which were subject to such Award and as to which the Award had not been exercised shall continue to be available under the Plan. Any shares that are repurchased by the Company in accordance with the terms of an Option Stock Restriction Agreement shall upon such repurchase once again be available for issuance under the Plan. Any Restricted Stock that is forfeited to the Company pursuant to restrictions contained in this Plan or the

Restricted Stock Award Agreement shall again be available for issuance under the Plan.

     5.4 ADJUSTMENT FOR CHANGE IN OUTSTANDING SHARES.

          (a) In General. If there is any change, increase or decrease, in the outstanding shares of Stock that is effected without receipt of additional consideration by the Company, by reason of a stock dividend, subdivision, reclassification, recapitalization, merger, consolidation, stock split, combination or exchange of stock, or other similar circumstances, then in each such event, the Plan Administrator shall make an appropriate adjustment in the aggregate number of shares of Stock available under the Plan, the number of shares of Stock subject to each outstanding Award and the Option or Restricted Stock prices in order to prevent the dilution or enlargement of any Participant's rights. In the event of any adjustment in the number of shares of Stock covered by any Award, including those provided in subsection (b) and (d) below, each such Award shall cover only the number of full shares resulting from such adjustment. The Plan Administrator's determinations in making any adjustment shall be final and conclusive.

          (b) Adjustments for Certain Distributions of Property. If the Company at any time distributes with respect to its Stock securities of other property (except cash or Stock), a proportionate part of those securities or other property shall be set aside and delivered to the Participant when he exercises an Option or the restrictions on Restricted Stock lapse. The securities or other property shall be in the same ratio to the total securities and property set aside for the Participant as the number of shares of Stock with respect to which the Option is then exercised or the Restricted Stock then vests is to the total shares of Stock subject to the Award.

          (c) Exceptions to Adjustment. Except as expressly provided herein, the issue by the Company of shares of Stock of any class, or securities convertible into or exchangeable for shares of Stock of any class, for cash or property or for labor or services, either upon sale of upon exercise of rights or warrants to subscribe therefore, or upon conversion of shares or obligations of the Company convertible into or exchangeable for shares of Stock of any class shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock subject to any Award granted under the Plan.

     5.5 RETENTION OF RIGHTS. The existence of this Plan and any Award granted pursuant to the Plan shall not affect the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations, or other change in the Company's capital structure or its business, or a merger or consolidation or the Company, or any issue of bonds, debentures, or preferred or preference stock ranking before or affecting the Stock, or the dissolution of the Company or any sale or transfer of all or any part of the Company's assets or business, or any other corporate act or proceeding, whether similar or not.

     5.6 NO REPRICING OF OPTIONS. No modifications to reduce the exercise price (repricing) of previously fixed stock option Awards issued under the Plan may be made pursuant to the Plan.

                             SECTION 6. ELIGIBILITY

     All full-time and part-time Employees of the Company and its Subsidiaries who are responsible for the conduct and management of its business or who are involved in endeavors significant to its success shall be eligible to receive any Award under the Plan. Directors and Consultants who are not Employees of the Company or its Subsidiaries shall be eligible to receive any Award, other than Incentive Stock Options, under the Plan. Any Director who is otherwise eligible to participate, who makes an election in writing not to receive any grants under the Plan, shall not be eligible to receive any such grants during the period set forth in such election.

                          SECTION 7. GRANT OF OPTIONS

     7.1 GRANT OF OPTIONS. The Plan Administrator may from time to time in its discretion determine which of the eligible Employees, Directors and Consultants of the Company or its Subsidiaries should receive Options, the type of Options to be granted (whether Incentive Stock Options or Nonqualified Stock Options), the number of shares subject to such Options, and the dates on which such Options are to be granted. No Employee may be granted Incentive Stock Options to the extent that the aggregate Fair Market Value (determined as of the time each Option is granted) of the Stock with respect to which any such Options are exercisable for the first time during a calendar year (under all incentive stock option plans of the Company and its Parent and Subsidiaries) would exceed $100,000. To the extent that the limitation set forth in the preceding sentence has been exceeded, the Options that exceed the annual limitation shall be deemed to be Nonqualified Stock Options rather than Incentive Stock Options.

     7.2 OPTION AGREEMENT. Each Option granted under the Plan shall be evidenced by a written Option Agreement setting forth the terms upon which the Option is granted. Each Option Agreement shall designate the type of Options being granted (whether Incentive Stock Options or Nonqualified Stock Options), and shall state the number of shares of Stock, as designated by the Plan Administrator, to which that Option pertains. More than one Option, and any combination of Options, SARs and Restricted Stock Awards, may be granted to an eligible person.

          (a) Option Price. The option price per share of Stock under each Option shall be determined by the Plan Administrator and stated in the Option Agreement. The option price for Incentive Stock Options granted under the Plan shall not be less than 100% of the Fair Market Value (determined as of the day the Option is granted) of the shares subject to the Option. The option price for Nonqualified Stock Options granted under the Plan shall not be less than 85% of the Fair Market Value (determined as of the day the Option is granted) of the shares subject to the Option.

          (b) Duration of Options. Each Option shall be of a duration as specified in the Option Agreement; provided, however, that the term of each Incentive Stock Option shall be no more than ten years from the date on which the Option is granted and shall be subject to early termination as provided herein.

          (c) Vesting. Unless otherwise stated in the Option Agreement, Options shall be subject to the following vesting schedule, which may be waived or accelerated by the

     Plan Administrator at any time:

         ------------------------------------------------------------------------------------------
         Period of Participant's Continuous Service     Percentage or Fraction of Shares Subject to
         from the Grant Date                            Option that become Vested and Exercisable
         ------------------------------------------------------------------------------------------
                       0 years                                           0%
         ------------------------------------------------------------------------------------------
                       1 year                                            20%
         ------------------------------------------------------------------------------------------
                       2 years                                           40%
         ------------------------------------------------------------------------------------------
                       3 years                                           60%
         ------------------------------------------------------------------------------------------
                       4 years                                           80%
         ------------------------------------------------------------------------------------------
                       5 years                                           100%
         ------------------------------------------------------------------------------------------


          (d) Additional Limitations on Grant for 10% Stockholders. No Incentive Stock Option shall be granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock (as determined in accordance with Code
     Section 424(d)) representing more than 10% of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary, unless the option price of such Incentive Stock Option is at least 110% of the Fair Market Value (determined as of the day the Incentive Stock Option is granted) of the stock subject to the Incentive Stock Option and the Incentive Stock Option by its terms is not exercisable more than five years from the date it is granted.

          (e) Rights as Stockholder. A Participant shall have no rights as a stockholder of the Company with respect to any shares of Stock covered by an Option until the date of the issuance of the stock certificate for such shares.

          (f) Other Terms and Conditions. The Option Agreement may contain such other provisions, which shall not be inconsistent with the Plan, as the Plan Administrator shall deem appropriate, including, without limitation, provisions that relate to the Participant's ability to exercise an Option in whole or in part to the passage of time or the achievement of specific goals or the occurrence of certain events, as specified by the Plan Administrator.


     7.3 NONTRANSFERABILITY OF OPTIONS. Options granted pursuant to the Plan are not transferable by the Participant other than by will or the laws of descent and distribution and shall be exercisable during the Participant's lifetime only by the Participant. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of the Options contrary to the provisions hereof, or upon the levy of any attachment or similar process upon the Award, the Award shall immediately become null and void. Notwithstanding the foregoing, to the extent specified in an Option Agreement, an Option may be transferred by a Participant solely to (1) the Participant's immediate family (children, grandchildren, or spouse) or trusts or other entities established for the benefit of the Participant's immediate family; or (2) the trust underlying a nonqualified deferred compensation plan established and maintained by the Company, to the extent specifically permitted in the trust agreement. Any such transfer of an Incentive Stock Option shall result in the conversion of the Option to a Nonqualified Stock Option.

     7.4 MANNER OF EXERCISE. Subject to the limitations and conditions of the Plan or the Option Agreement, an Option shall be exercisable, in whole or in part, from time to time, by giving written notice of exercise to the Secretary of the Company, which notice shall specify the number of shares of Stock to be purchased and shall be accompanied by (a) payment in full to the Company of the purchase price of the shares to be purchased; plus (b) payment in full of such amount as the Company shall determine to be sufficient to satisfy any liability it may have for any withholding of federal, state or local income or other taxes incurred by reason of the exercise of the Option; (c) representations meeting the requirements of Sections 11.4 and/or 11.5 if requested by the Company; and (d) an Option Stock Restriction Agreement meeting the requirements of Section 7.7 if requested by the Company. Except as provided in Section 7.5, the conditions of this Section 7.4 shall be satisfied at the time that the Option or any part thereof is exercised, and no shares of Stock shall be issued or delivered until such conditions have been satisfied by the Participant.

     7.5 PAYMENT OF PURCHASE PRICE. Payment for shares and withholding taxes shall be in the form of either (a) cash, (b) a certified or bank cashier's check to the order of the Company, or (c) shares of the Stock, properly endorsed to the Company, in an amount the Fair Market Value of which on the date of receipt by the Company equals or exceeds the aggregate option price of the shares with respect to which the Option is being exercised, provided that such shares have been held outright by the Participant for at least six months, (d) any other form of legal consideration that may be acceptable to the Plan Administrator, or
(e) in any combination thereof; provided, however, that no payment may be made in shares of Stock unless the Plan Administrator has approved of payment in such form by such Participant with respect to the Option exercise in question. If approved by the Plan Administrator with respect to the Option exercise in question, if the Stock is not registered under Section 12(g) of the Exchange Act at the time an Option is exercised, payment may be made by authorization for the Company to retain from the total number of shares of Stock as to which the Option is exercised that number of shares of Stock having a Fair Market Value on the date of exercise equal to the exercise price for the total number of shares of Stock as to which the Option is exercised. Should the Stock be registered under Section 12(g) of the Exchange Act at the time an Option is exercised, and to the extent the option is exercised for vested shares, then payment may also be made through a special sale and remittance procedure pursuant to which the Participant shall concurrently provide irrevocable written instructions (1) to a brokerage firm designated by the Company to effect the immediate sale of the purchased shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable withholding taxes, and (2) to the Company to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale. Upon the exercise of any Option, the Company, in its sole discretion, may permit the deferred payment of the purchase price on such terms and conditions, as the Company shall specify.

     7.6 TERMINATION OF CONTINUOUS SERVICE. Any vesting of the Option shall cease upon termination of Continuous Service, and the Option shall be exercisable only to the extent that it was exercisable on the date of such termination. Any Option not exercisable as of the date of termination, and any Option or portions thereof not exercised within the period specified herein, shall terminate.

          (a) Termination Other than for Cause. Subject to any limitations set forth in the Option Agreement, and provided that the notice of exercise is provided prior to the expiration of the Option, the Participant shall be entitled to exercise the Option (i) during the Participant's Continuous Service, and (ii) for a period of three months after the date of termination of the Participant's Continuous Service for reason other than for Cause, or such longer period as may be set forth in the Option Agreement.

          (b) Termination by Death. Notwithstanding subsection (a), if a Participant's Continuous Service should terminate as a result of the Participant's death, or if a Participant should die within a period of three months after termination of the Participant's Continuous Service under circumstances in which subsection (a) would permit the exercise of the Option following termination, the personal representatives of the Participant's estate or the person or persons who shall have acquired the Option from the Participant by bequest or inheritance may exercise the Option at any time within one year after the date of death, but not later than the expiration date of the Option.

          (c) Termination by Disability or Retirement. Notwithstanding subsection (a), if a Participant's Continuous Service should terminate by reason of (i) the Participant's disability (within the meaning of the long-term disability policy maintained by the Company, or if none, within the meaning of Code Section 22(e)(3)), or (ii) the Participant's Retirement, the Participant may exercise the Option at any time within one year after the date of termination but not later than the expiration date of the Option.

          (d) Termination for Cause; Breach of Covenant Not to Compete or Nondisclosure Agreement. Notwithstanding anything herein to the contrary, and unless otherwise provided by the Option Agreement, unexercised Options granted to the Participant shall terminate immediately if the Participant is terminated for Cause, breaches any obligation under a covenant not to compete with the Company or any of its Subsidiaries, or breaches any obligation under an agreement not to use or disclose proprietary information obtained from or through the Company or any of its Subsidiaries, upon such occurrence.

     7.7 OPTION STOCK RESTRICTION AGREEMENT. Upon demand by the Company, the Participant shall execute and deliver to the Company an Option Stock Restriction Agreement in such form as the Company may provide at the time of exercise of the Option. Such Agreement may include, without limitation, restrictions upon the Participant's right to transfer shares, including the creation of an irrevocable right of first refusal in the Company and its designees, and provisions requiring the Participant to transfer the shares to the Company or the Company's designees upon a termination of Continuous Service. Upon such demand, execution of the Option Stock Restriction Agreement by the Participant prior to the transfer or delivery of any shares and prior to the expiration of the option period shall be a condition precedent to the right to purchase such shares, unless such condition is expressly waived in writing by the Company.



                      SECTION 8. STOCK APPRECIATION RIGHTS

     8.1 GRANT OF SARS. The Plan Administrator may from time to time in its discretion determine which of the eligible Employees, Directors and Consultants of the Company or its Subsidiaries should receive SARs, the number of shares subject to such

SARs, and the dates on which such SARs are to be granted. The Plan Administrator may, but shall not be obligated to, grant SARs pursuant to the provisions of this Section 8.1 to any Participant with respect to all or any portion of the shares of Stock subject to the Related Option. The SAR may be granted either concurrently with the grant of the Related Option or at any time thereafter prior to the complete exercise, termination, expiration or cancellation of the Related Option. The grant of the SAR shall be evidenced in the written Option Agreement for the Related Option, either as initially issued or as amended. The Option Agreement shall state the number of shares of SARs being granted, as designated by the Plan Administrator. More than one SAR may be granted to a Participant. The exercise price per share of each SAR shall be determined by the Plan Administrator and stated in the Option Agreement. Each SAR shall be of the same duration as the Related Option.

     8.2 EXERCISE OF SARS. Each SAR shall be exercisable to the extent the Related Option is then exercisable (including any vesting provisions provided in Section 7.2) and may be subject to such additional limitations on exercisability as the Option Agreement may provide (e.g., solely in the event of a Change in Control). In no event shall a SAR be exercisable after the expiration, termination or exercise of the Related Option. Upon the exercise of SARs, the Related Option shall be considered to have been exercised to the extent of the number of shares of Stock with respect to which SARs are exercised, both for purposes of acquiring shares of Stock upon exercise of an Option and for purposes of determining the number of shares of Stock which may be issued pursuant to the Plan. The effective date of exercise of a SAR shall be the date on which the Company shall have received notice from the Participant of the exercise thereof. Upon the exercise of SARs, the Participant shall receive in cash an amount equal to the Fair Market Value on the date of exercise of such SAR of the shares of Stock with respect to which such SAR shall have been exercised over the aggregate exercise price of the Related Option.

                       SECTION 9. RESTRICTED STOCK AWARDS

     9.1 AWARD OF RESTRICTED STOCK. The Plan Administrator may from time to time in its sole discretion determine which of the eligible Employees, Directors, or Consultants of the Company should receive grants of Restricted Stock, the number of shares of Restricted Stock to be granted to each such eligible Employee, Director, and Consultant, the dates on which such shares of Restricted Stock are to be granted, and the restrictions applicable to each grant of shares of Restricted Stock.

     9.2 RESTRICTED STOCK AWARD AGREEMENT. Each Restricted Stock Award granted under the Plan shall be evidenced by a written Restricted Stock Award Agreement setting forth the terms upon which the Restricted Stock Award is granted. Each Restricted Stock Award Agreement shall state the number of shares of Stock, as designated by the Plan Administrator, to which that Restricted Stock Award pertains; the price, if any, to be paid by the Participant for the Restricted Stock; and the restrictions applicable to each grant of shares of Restricted Stock. More than one Restricted Stock Award may be granted to an eligible person. The terms of any Restricted Stock Award Agreement need not be identical to the terms of other Restricted Stock Award Agreement applicable to other grants of Restricted Stock under the Plan to the same or other Participants. No shares of Restricted Stock shall be issued under the Plan until the Participant of such shares provides the Company with a signed Restricted Stock Award Agreement in the form specified by the

Plan Administrator with respect to the grant of Restricted Stock to that Participant.

          (a) Issuance of Restricted Stock. The right to receive Restricted Stock shall be conditioned upon the delivery by the Participant of (a) payment in full, in cash, check, or by certified or bank cashier's check to the Company (or payment by such other consideration as shall be permitted by the Plan Administrator) or, upon approval of the Plan Administrator, shares of the Stock, properly endorsed to the Company, in an amount the Fair Market Value of which on the date of receipt by the Company equals or exceeds the aggregate purchase price of the shares; (b) payment in similar form equal to such amount as the Company shall determine to be sufficient to satisfy any liability it may have for any withholding of federal, state or local income or other taxes incurred by reason of the vesting of the Restricted Stock or the Participant's election under Code Section 83(b);
     (c) a representation meeting the requirements of Section 12.4 if requested by the Plan Administrator; and (d) a copy of the executed Restricted Stock Award Agreement in the form specified by the Plan Administrator with respect to the grant of Restricted Stock to that Participant.

          (b) Vesting. Unless otherwise stated in the Award Agreement, Restricted Stock shall be subject to the following vesting schedule, which may be waived or accelerated by the Plan Administrator at any time:

         ------------------------------------------------------------------------------
         Period of Participant's Continuous            Percentage or Fraction of Shares
         Service from the Grant Date                   that become Vested
         ------------------------------------------------------------------------------
                   0 years                                            0%
         ------------------------------------------------------------------------------
                   1 year                                             20%
         ------------------------------------------------------------------------------
                   2 years                                            40%
         ------------------------------------------------------------------------------
                   3 years                                            60%
         ------------------------------------------------------------------------------
                   4 years                                            80%
         ------------------------------------------------------------------------------
                   5 years                                            100%
         ------------------------------------------------------------------------------

          (c) Stock Certificates. The stock certificate or certificates representing the Restricted Stock shall be registered in the name of the Participant to whom such Restricted Stock shall have been granted. Such certificates shall remain in the custody of the Company and the Participant shall deposit with the Company stock powers or other instruments of assignment, each endorsed in blank, so as to permit retransfer to the Company of all or a portion of the Restricted Stock that shall be forfeited or otherwise not become vested in accordance with the Plan and the applicable Restricted Stock Award Agreement.

          (d) Restrictions and Rights. Restricted Stock shall constitute issued and outstanding shares of Stock for all corporate purposes. The Participant shall have the right to vote such Restricted Stock, to receive and retain all regular cash dividends and such other distributions, as the Board of Directors may, in its discretion, designate, pay or distribute on such Restricted Stock, and to exercise all other rights, powers and privileges of a holder of Stock with respect to such Restricted Stock, except as set forth in this section. The Restricted Stock Award Agreement may contain such other provisions, which shall not be inconsistent with the Plan, as the Plan Administrator shall deem appropriate.

          (e) Forfeiture. If the Participant fails to satisfy any applicable restrictions, terms and conditions set forth in this Plan or in the Restricted Stock Award Agreement for any reason, any Restricted Stock held by such Participant and affected by such conditions shall be forfeited to the Company in return for such consideration as shall be specified in the Restricted Stock Award Agreement. The Company and its officers are authorized to reflect such forfeiture of Restricted Stock on the Company's stock ledger.

     9.3 NONTRANSFERABILITY OF RESTRICTED STOCK. Restricted Stock granted pursuant to the Plan is not transferable by the Participant until all restrictions on such Restricted Stock shall have lapsed. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of the Restricted Stock, contrary to the provisions hereof, or upon the levy of any attachment or similar process upon the Restricted Stock, the Restricted Stock shall immediately become null and void. Notwithstanding the foregoing, to the extent specified in an Award Agreement, Restricted Stock may be transferred by a Participant solely to (1) the Participant's immediate family (children, grandchildren, or spouse) or trusts or other entities established for the benefit of the Participant's immediate family; or (2) the trust underlying a nonqualified deferred compensation plan established and maintained by the Company, to the extent specifically permitted in the trust agreement.

     9.4 TERMINATION OF CONTINUOUS SERVICE. In the event that a Participant terminates Continuous Service with the Company for any reason, including disability of the Participant, any unvested Restricted Stock held by such Participant as of the date of such termination of Continuous Service shall be forfeited to the Company as of the date of termination of Continuous Service.

                            SECTION 10. OTHER AWARDS

     The Plan Administrator may from time to time in its sole discretion determine which of the eligible Employees, Directors, or Consultants of the Company should receive grants of other grants of Stock and/or other Awards that are value in whole or in part by reference to, or are otherwise based upon, Stock, including without limitation dividend equivalents, standalone stock appreciation rights, phantom stock (including restricted stock units) and performance units. Such Awards may be issued alone or in conjunction with other Awards under the Plan. In addition, the Plan Administrator may, from time to time, in its sole discretion and consistent with applicable law that would prohibit the imposition of the constructive receipt of income under Code Section 451, afford a Participant the opportunity to convert the form of Award currently held by the Participant prior to the time such Participant would become vested in such Award (e.g., from a Restricted Stock Award to an Award of restricted stock units).

             SECTION 11. CHANGE IN CONTROL; CORPORATE REORGANIZATION

     Upon the occurrence of a Change in Control or Reorganization, with respect to Awards held by Participants whose Continuous Service has not terminated, the vesting of such Awards (and, if applicable, the time during which such Awards may be exercised) shall be accelerated in full, and, if applicable, the Awards shall terminate if not exercised at or prior to such Change in Control or Reorganization; provided, however, that if the Option Agreement or Restricted Stock Award Agreement applicable to a particular Award states that no acceleration of vesting shall occur with respect to the Award under such agreement, the agreement shall control. Unless the surviving corporation or acquiring corporation agrees to assume any outstanding Award, the Plan Administrator shall, upon written notice to all Participants holding such fully vested Awards, provide that all unexercised Awards must be exercised within a specified number of days of the date of such notice or such Awards will terminate. In response to such a notice, a Participant may make an irrevocable election to exercise the Participant's Award contingent upon and effective as of the effective date of the Change in Control or Reorganization. Prior to such a Change in Control or Reorganization, the Plan Administrator may, in its sole discretion, terminate any or all unexercised Awards (after acceleration of vesting) in exchange for consideration similar to that received by stockholders of Stock of the Company in the Change in Control or Reorganization, less the exercise price required under such Awards.

                         SECTION 12: ISSUANCE OF SHARES

     12.1 TRANSFER OF SHARES TO PARTICIPANT. As soon as practicable after (i) a Participant has given the Company written notice of exercise of an Option and has otherwise met the requirements of Section 7.2, or (ii) a Participant has satisfied any applicable restrictions, terms and conditions set forth in this Plan or in the Restricted Stock Award Agreement with respect to a Restricted Stock Award, the Company shall register a certificate in such Participant's name for the number of shares of Stock as to which the Option has been exercised or the Restricted Stock Award has been satisfied and shall, upon the Participant's request, deliver such certificate to the Participant. In no event shall the Company be required to transfer fractional shares to the Participant, and in lieu thereof, the Company may pay an amount in cash equal to the Fair Market Value of such fractional shares on the date of exercise.

     12.2 LEGEND. All certificates evidencing shares of Restricted Stock originally issued or subsequently transferred to any person or entity, which are subject to the terms and provisions of this Agreement shall bear a legend that reads substantially as follows, in addition to such other legends as counsel to the Company may deem appropriate:

         "THIS CERTIFICATE AND THE SHARES OF STOCK REPRESENTED HEREBY ARE SUBJECT TO THE PROVISIONS OF THE COMPANY'S 2003 EQUITY INCENTIVE PLAN AND AN AGREEMENT BETWEEN THE ISSUER AND THE REGISTERED HOLDER, OR HIS PREDECESSOR IN INTEREST, WHEREBY THE TRANSFER IN ANY MANNER OF SUCH SHARES OF STOCK OR ANY INTEREST THEREIN IS RESTRICTED AND THE SHARES OF STOCK ARE SUBJECT TO FORFEITURE. A COPY OF SAID PLAN AND SAID AGREEMENT MAY BE INSPECTED AT THE PRINCIPAL OFFICE OF THE ISSUER."

     To the extent that restrictions on the Restricted Stock have lapsed, certificates bearing the legend provided for herein may be submitted to the Company, and the Company shall reissue such certificates free of such legend.

     12.3 COMPLIANCE WITH LAWS. If the issuance or transfer of shares by the Company would for any reason, in the opinion of counsel for the Company, violate any applicable federal or state laws or regulations, the Company may delay issuance or transfer of such shares to the Participant until compliance with such laws can reasonably be obtained. In no event shall the Company be obligated to effect or obtain any listing, registration, qualification, consent or approval under any applicable federal or state laws or regulations or any contract or agreement to which the Company is a party with respect to the issuance of any such shares. If, after reasonable efforts, the Company is unable to obtain the authority that counsel for the Company deems necessary for the lawful issuance and sale of shares upon exercise of Options or vesting of Restricted Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell shares upon exercise of such Options or vesting of Restricted Stock unless and until such authority is obtained.

     12.4 INVESTMENT REPRESENTATION. The Company may require any Participant, as a condition precedent to exercising any Option or purchasing any Restricted Stock, to provide a written representation providing assurances satisfactory to the Company (a) as to the Participant's knowledge and experience in financial and business matters and/or that the Participant has engaged a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters, (b) that the Participant is capable of evaluating, alone or together with the purchaser representative, the merits and risks of acquiring the Stock; and (c) that the Participant is acquiring the stock subject to the Option or the Restricted Stock for such person's own account and not with any present intention of selling or otherwise distributing the stock. Such a representation shall not be required if (1) the issuance of the shares pursuant to an Award has been registered under a then currently effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), or (2) as to any particular requirement, a determination is made by counsel for the Company that such representation is not required. Certificates representing Stock acquired pursuant to an Award may contain such legends and transfer restrictions as the Company shall deem reasonably necessary or desirable, including, without limitation, legends restricting transfer of the Stock until there has been compliance with federal and state securities laws and until the Participant or any other holder of the Stock has paid the Company such amounts as may be necessary in order to satisfy any withholding tax liability of the Company.

     12.5 LOCK-UP AGREEMENT. Upon demand by the Company, the Participant shall execute and deliver to the Company a representation that, in connection with the first underwritten registered offering of any securities of the Company under the Securities Act of 1933, as amended, the Participant will not sell or otherwise transfer or dispose of any shares of Stock held by the Participant (other than those included in the registration) for a period specified by the representative of the underwriters not to exceed 180 days following the effective date of the registration statement of the Company filed under the Act; provided, however, that (a) such agreement shall apply only to the Company's underwritten public offering of shares of Stock of the Company or the development of a public trading market for the shares of Stock of the Company; and (b) all officers and Directors of the Company and holders of at least one percent (1%) of the Company's voting securities at the time of such initial public offering enter into similar agreements.

     The obligations described in this section shall not apply to a registration solely to employee benefit plans on Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction on Form S-4 or similar forms that may be promulgated in the future. The Company may impose stop-transfer instructions with respect to the shares of Stock (or other securities) subject to the foregoing restriction until the end of said 180-day period.

                      SECTION 13: AMENDMENT AND TERMINATION

     13.1 AMENDMENT OF THE PLAN. The Board of Directors may at any time and from time to time alter, amend, suspend or terminate the Plan or any part thereof as it may deem proper, except that no such action shall diminish or impair the rights under an Award previously granted. Unless the shareholders of the Company shall have given their approval, the total number of shares which may be issued under the Plan shall not be increased, except as provided in Section 5.4, and no amendment shall be made which reduces the price at which the Stock may be offered upon the exercise of Options under the Plan below the minimum required by Section 7.2(a), except as provided in Section 5.4, or which materially modifies the requirements as to eligibility for participation in the Plan. Subject to the terms and conditions of the Plan, the Board of Directors may modify, extend or renew outstanding Awards granted under the Plan, or accept the surrender of outstanding Awards in substitution therefor, except that no such action shall diminish or impair the rights under an Award previously granted without the consent of the Participant.

     13.2 TERMINATION OF THE PLAN. This Plan shall not have any fixed Termination Date. The Board of Directors may at any time suspend or terminate the Plan. No such suspension or termination shall diminish or impair the rights under an Award previously granted without the consent of the Participant. Notwithstanding the foregoing, no Incentive Stock Options may be granted any time after ten years after the adoption by the Board of any amendments to the Plan that constitutes the adoption of a new plan for purposes of Code Section 422.

                         SECTION 14: GENERAL PROVISIONS

     14.1 NO EMPLOYMENT RIGHTS. Nothing contained in this Plan or in any Award granted under the Plan shall confer upon any Participant any right with respect to the continuation of such Participant's Continuous Service by the Company or any Subsidiary or interfere in any way with the right of the Company or any Subsidiary, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such Continuous Service or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of the Award.

     14.2 OTHER EMPLOYEE BENEFITS. Unless so provided by the applicable plan, the amount of compensation deemed to be received by a Participant as a result of the exercise of an Award shall not constitute earnings with respect to which any other employee benefits of the person are determined, including without limitation benefits under any pension, profit sharing, life insurance, or disability or other salary continuation plan.

     14.3 CONFIDENTIALITY OF INFORMATION. Information regarding the grant of Awards under this Plan is confidential and may not be shared with anyone other than the Participant's immediate family and personal financial advisor and other person(s) designated by Participant by power of attorney or assignment.

     14.4 SEVERABILITY. If any provision of this Plan is held by any court or governmental authority to be illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining provisions. Instead, each provision held to be illegal or invalid shall, if possible, be construed and enforced in a manner that will give effect to the terms of such provision to the fullest extent possible while remaining legal and valid.

     14.5 GOVERNING LAW AND VENUE. This Plan, and all Awards granted under this Plan, shall be construed and shall take effect in accordance with the laws of the State of New Mexico without regard to conflicts of laws principles. Resolution of any disputes under this Agreement shall only be held in courts in Santa Fe, New Mexico.

     14.6 USE OF PROCEEDS. Any cash proceeds received by the Company from the sale of shares of Stock under the Plan shall be used for general corporate purposes.




                                      * * *

     Adopted as of the Effective Date as first set forth above.

                                             FIRST STATE BANCORPORATION


                                             By:    ____________________________

                                             Name:  ____________________________

                                             Title: ____________________________

                                                                      Appendix B

                           FIRST STATE BANCORPORATION
                         CHARTER OF THE AUDIT COMMITTEE
                            OF THE BOARD OF DIRECTORS


AUDIT COMMITTEE PURPOSE

     The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee has the following purposes:

     - Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting, fiduciary responsibilities, and legal and regulatory compliance.

     - Monitor the independence and performance of the Company's independent auditors and internal audit department.

     - Provide an avenue of communication among the independent auditors, management, the internal audit department, and the Board of Directors.

     -    Review areas of potential significant financial risk to the Company.

     - Prepare the Report of the Audit Committee for delivery with the Company's proxy statement.

     - Report the results and conclusions resulting from all its review activities, together with its recommendations for action, to the Board of Directors at their next meeting subsequent to that of the Committee.

     The Audit Committee has the authority to conduct or authorize any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as any employee of First State Bancorporation or its subsidiary. The Audit Committee has the authority to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

AUDIT COMMITTEE MEMBERSHIP AND PROCEDURES

     The Board of Directors shall appoint an Audit Committee of at least three members, consisting entirely of independent directors of the Board, and shall either designate one member as chairperson or delegate the authority to designate a chairperson to the Audit Committee. For the purposes hereof, the term "independent" shall mean a director who meets the definition of "independence," under the requirements of the Securities and Exchange Commission ("SEC") and the National Association of Securities Dealers ("NASD"), as determined by the Board. Each member of the Company's Audit Committee must be financially literate at the time of appointment, and at least one member of the Audit Committee shall have accounting or related financial management expertise, as provided by rules of the NASD and the SEC, and by the listing standards of the NASDAQ Stock market.

     If an Audit Committee Chair is not designated or present, the members of the Committee may designate a Chair by majority vote of the Committee membership. The Committee shall meet at least four times annually, or more frequently as circumstances dictate either in person or telephonically. The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting. A majority of the members of the Audit Committee present in person or by telephone shall constitute a quorum.

     The Committee shall meet privately in executive session at least annually with management, the director of the internal audit department, the independent auditors, and as a committee to discuss any matters that the Committee or each of these groups believe should be discussed. In addition, the Committee, or at least its Chair, will communicate with management and the independent auditors quarterly, to review the Company's financial statements and significant findings based upon the auditor's review procedures.

AUDIT COMMITTEE RESPONSIBILITIES AND DUTIES

     The Company's executive management bears primary responsibility for the Company's financial and other reporting, for establishing the system of internal controls and for ensuring compliance with laws, regulations and Company policies. The Audit Committee's responsibilities and related key processes are described below. From time to time, the Audit Committee may take on additional responsibilities, at the request of the Board of Directors.

     Relationship with Independent Auditors. The Committee shall bear primary responsibility for overseeing the Company's relationship with its independent auditors. In carrying out this responsibility, the Committee shall:

     - Be directly responsible, in its capacity as a committee of the Board, for the appointment, compensation and oversight of the independent auditing firm. In this regard, the Audit Committee shall have the sole authority to (i) appoint and retain, subject to ratification by the Company's stockholders, (ii) determine the funding for, and (iii) when appropriate, terminate, the independent auditing firm, which shall report directly to the Audit Committee.

     - Approve in advance all audit services to be provided by the independent auditing firm, including any written engagement letters related thereto. (By approving the audit engagement, the audit service contemplated in any written engagement letter shall be deemed to have been pre-approved.)

     - Establish policies and procedures for the engagement of the independent auditing firm to provide permissible non-audit services, which shall require pre-approval by the Audit Committee of all permissible non-audit services to be provided by the independent auditing firm.

     - Determine, at least annually, the independence of the outside auditing firm, including whether the outside auditing firm's performance of permissible non-audit services is compatible with the auditor's independence; obtain and review a report by the outside auditing firm describing any relationships between the outside auditing firm and the Company or any other relationships that may adversely affect the independence of the auditor; discuss with the outside auditing firm any disclosed relationships or services that may impact the objectivity and independence of the auditor; and present to the Board of Directors the Audit Committee's conclusions with respect to the independence of the outside auditing firm.

     - Review any representation letter that management provides to the outside auditing firm.

     - Review and discuss with the outside auditing firm: (i) the scope of the audit, the results of the annual audit examination by the auditor and any accompanying management letters, and any difficulties the auditor encountered in the course of their audit work, including any restrictions on the scope of the outside auditing firm's activities or access to requested information, and any significant disagreements with management; and (ii) any reports of the outside auditing firm with respect to interim periods.

     Financial Reporting. The Committee shall review the preparation by management of the Company's quarterly and annual financial reports. In carrying out this responsibility, the Committee shall:

     - Review and discuss with management and the independent auditing firm the annual audited and quarterly unaudited financial statements of the Company, including: (i) an analysis of the auditors' judgment as to the quality of the Company's accounting principles, setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements; (ii) the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations," including the development, selection and reporting of accounting policies that may be regarded as critical; and (iii) major issues regarding the Company's accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles and financial statement presentations.

     - Review quarterly financial press releases and recommend publication to the Board, if appropriate.

     - Recommend to the Board based on the review and discussion described above, whether the financial statements should be included in the Annual Report on Form 10-K.

     - Review, with the legal counsel for the Company, material pending legal proceedings involving the Company and other contingent liabilities.

     - Annually prepare the Report of the Audit Committee to shareholders as required by the SEC. The report should be delivered with the Company's annual proxy statement to shareholders.

     Internal Controls. The Committee reviews the internal controls of the Company and in furtherance thereof shall:

     - Periodically review and discuss the adequacy of the Company's internal controls, any significant deficiencies in internal controls, and significant changes in such controls.

     - Review and discuss with the principal internal auditor of the Company and such others as the Audit Committee deems appropriate, the scope and results of the internal audit program.

     - Periodically review the adequacy and effectiveness of the Company's disclosure controls and procedures and management reports thereon.

     - Review and discuss with management and the outside auditors any material financial or non-financial arrangements of the Company that do not appear on the financial statements of the Company.

     Internal Audit Department, Legal and Regulatory Compliance. The Committee shall have responsibility for determining that the Internal Audit Department is effectively discharging its responsibilities. In carrying out this responsibility, the Committee shall:

- Review the budget, plan, changes in plan, activities, organizational structure, and qualifications of the internal audit department, as needed.

- Review the performance, and replacement of the senior internal audit executive. The internal audit department shall be responsible to senior management, but have a direct reporting responsibility to the Board of Directors through the Committee. Changes in the senior internal audit executive shall be subject to Committee approval. Review significant reports prepared by the internal audit department together with management's response and follow-up to these reports.

     - On at least an annual basis, review with the Company's legal counsel, any legal matters that could have a significant impact on the organization's financial statements, the Company's compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.

     Other Audit Committee Responsibilities. The committee shall have the following additional responsibilities:

     - Review and approve, if appropriate, any related party transactions involving directors or executive officers of the Company.

     - Establish procedures for receiving and handling complaints regarding accounting, internal accounting controls and auditing matters, including procedures for confidential, anonymous submission of concerns by employees regarding accounting and auditing matters.

     - Establish policies for the hiring of employees and former employees of the outside auditing firm.

     - Perform any other activities consistent with this Charter, the Company's by-laws, and governing law, as the Committee or Board deems necessary or appropriate.

     - Evaluate annually the performance of the Audit Committee and the adequacy of the Audit Committee Charter.

     - Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the forgoing activities.

Dated April 15, 2003


                                             Audit Committee

                                         By: /s/ A. J. Wells
                                             -----------------------------------
                                             Chairman

WHITE PROXY CARD
                           FIRST STATE BANCORPORATION
                                7900 JEFFERSON NE
                          ALBUQUERQUE, NEW MEXICO 87109
                                 REVOCABLE PROXY
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints H. Patrick Dee and Michael R. Stanford as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of Common Stock of First State Bancorporation held of record by the undersigned on April 25, 2003, at the annual meeting of shareholders to be held on June 6, 2003, or any adjournment thereof.
         In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof. This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder.
         The shares represented by this proxy will be voted as directed by the shareholder. If no direction is given when the duly executed proxy is returned, such shares will be voted "FOR all nominees" in Item 1, "FOR" Item 2, and "FOR"
Item 3.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR ALL NOMINEES" IN ITEM 1, "FOR"
ITEM 2, AND "FOR" ITEM 3.

Item 1 - ELECTION OF DIRECTORS
         Michael R. Stanford, Marshall G. Martin, Lowell A. Hare, A.J. (Jim)
         Wells
         [ ] FOR all nominees   [ ] WITHHOLD AUTHORITY for all nominees

INSTRUCTION: To withhold authority to vote for any individual nominee, write the nominee's name on the line below.

                     -------------------------------

Item 2 - PROPOSAL TO RATIFY THE SELECTION OF KPMG LLP as the independent auditors of the Company.
         [ ] For      [ ] Against      [ ] Abstain

                    -------------------------------


Item 3 - PROPOSAL TO APPROVE THE FIRST STATE BANCORPORATION 2003 EQUITY INCENTIVE PLAN.
         [ ] For      [ ] Against      [ ] Abstain

                  PLEASE DATE AND SIGN AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

                                         Please mark, sign, date, and return
                                         the proxy card promptly, in the
                                         enclosed envelope.

                                         -------------------------------
                                         Date

                                         -------------------------------
                                         Signature

                                         -------------------------------
                                         Signature if held jointly

                                         -------------------------------
                                         Title

                                         -------------------------------

         Please sign exactly as name appears. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.